SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

ICN PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ICN PHARMACEUTICALS, INC.

April 25, 2003

To the Stockholders of

ICN Pharmaceuticals, Inc.:

Dear Stockholder:

It is my privilege as ICN’s new Chairman and Chief Executive Officer to personally invite you to the Company’s 2003 Annual Meeting of Stockholders to be held on Thursday, May 22, 2003 at 10:00 a.m. P.D.T. at our corporate headquarters at 3300 Hyland Avenue, Costa Mesa, California 92626.

At this year’s meeting, Stockholders will be asked to vote on the following proposals:

1.	The election of three Directors

2.	The ratification of PricewaterhouseCoopers LLP’s appointment as the Company’s independent auditors

3.	The approval of the Company’s 2003 Equity Incentive Plan

4.	The approval of the Company’s 2003 Employee Stock Purchase Plan.

Details regarding these proposals and the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement. I know that this year’s Proxy Statement will appear to be a somewhat complicated document. The events of the last year leading up to the contested proxy solicitation and the subsequent change of control have given rise to the need for additional disclosures.

In an effort to clarify these events and to provide a better perspective on what was a year of significant change in the Company, we have segregated wherever possible the actions of the previous Board and Management taken before the 2002 Annual Stockholders Meeting from actions taken after that time.

We believe that you will also find that this year’s Proxy Statement provides greater visibility into the significantly enhanced Committee and governance processes within the Company. Accordingly, more detail is given regarding the make-up and functioning of the Board and its Committees than the Company has previously provided. We have also included our new Corporate Governance Guidelines in the Proxy Statement. These guidelines were substantially revised in the latter part of the year, and we have begun to aggressively implement them in order to ensure that the Company is in compliance with new Securities and Exchange Commission and New York Stock Exchange rules, and that it moves deliberately toward best practice in governance.

Consistent with this approach, our Committee reports and statistics discuss separately the activities since the Board first met on June 19, 2002, after the 2002 Annual Stockholders Meeting. We have also provided in Annex A the Charters for the Audit, Compensation, Corporate Governance and Nominating Committees that were developed over the past few months.

The Company’s 2002 Annual Report accompanies this Proxy Statement.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ON BEHALF OF YOUR BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. The signing, dating, and mailing of the enclosed proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

By Order of the Board of Directors,

Robert W. O’Leary Chairman of the Board

ICN PHARMACEUTICALS, INC.

3300 Hyland Avenue

Costa Mesa, California 92626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 22, 2003

To	the Stockholders of
ICN	Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ICN Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, on May 22, 2003, at 10:00 a.m., local time, for the following purposes:

1.	To elect three directors, to hold office until the 2006 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company.

3.	To approve the Company’s 2003 Equity Incentive Plan.

4.	To approve the Company’s 2003 Employee Stock Purchase Plan.

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 21, 2003 will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Robert W. O’Leary
Chairman of the Board

Gregory Keever
Secretary

Dated:	April 25, 2003

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNEX A—CHARTERS	A-1
Audit Committee	A-1
Compensation and Benefits Committee	A-5
Corporate Governance Committee	A-7
Nominating Committee	A-9

ANNEX B—ICN PHARMACEUTICALS, INC. 2003 EQUITY INCENTIVE PLAN	B-1

ANNEX C—ICN PHARMACEUTICALS, INC. 2003 EMPLOYEE STOCK PURCHASE PLAN	C-1

ICN PHARMACEUTICALS, INC.

3300 Hyland Avenue

Costa Mesa, California 92626

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

MAY 22, 2003

This Proxy Statement is being mailed on or about April 25, 2003 to stockholders of record on April 21, 2003 of ICN Pharmaceuticals, Inc. (the “Company” or “ICN”) in connection with the solicitation of proxies by the ICN Board of Directors for use at the Annual Meeting of Stockholders to be held on May 22, 2003 and any adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

When a proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in accordance with the recommendations of the Board of Directors. A stockholder who executes and returns the enclosed proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Chairman of the Board of Directors, at the address of the Company, by revoking it in person at the Annual Meeting, or by voting at the Annual Meeting. Stockholders may also revoke a prior proxy by executing a later-dated proxy and submitting it to any person, provided that such person ultimately delivers such later-dated proxy to the Secretary of the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned the enclosed proxy does not alone revoke the proxy. If shares are held by a broker or other intermediary, a properly executed proxy from the record holder of such shares must be presented in order to vote such shares at the Annual Meeting.

VOTING SECURITIES

Only stockholders of record at the close of business on April 21, 2003 will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on April 21, 2003, there were outstanding 83,894,680 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), held of record by approximately 6,313 stockholders, each of which shares is entitled to one vote at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Amended and Restated Certificate of Incorporation of the Company provides that the Board of Directors be divided into three classes of directors. Three directors can be elected at the 2003 Annual Meeting, each to serve until the 2006 Annual Meeting of Stockholders and until his or her successor is elected and qualified. The nominees of the Board of Directors are Lawrence N. Kugelman, Robert A. Ingram and Theodose Melas-Kyriazi. If for any reason one or more nominees should not be available for election or be unable to serve as directors, the accompanying proxy will be voted for the election of such other persons, if any, as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will be unavailable for election or unable to serve.

By letter dated March 20, 2003, Benjamin R. Lap, a shareholder and former employee of the Company, proposed himself for election as a director of the Company. Apart from Mr. Lap and the three nominees recommended by the Board of Directors, no other persons have been nominated for election as directors.

VOTE REQUIRED

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. After a quorum is established, the affirmative vote of a plurality of the votes cast by the holders of the Common Stock present, in person or by proxy at the Annual Meeting and entitled to vote their Common Stock, is required to elect directors. When a proxy in the form enclosed with this Proxy Statement is returned properly executed, unless marked to the contrary, such proxy will be voted in favor of the nominees of the Board listed above. Abstentions and broker non-votes in connection with the election of directors will have no effect on such matters, because directors are elected by a plurality of the votes cast at the Annual Meeting.

The Board of Directors of the Company recommends that the stockholders vote FOR the election of the three nominees for director proposed by your Board: Robert A. Ingram, Lawrence N. Kugelman, and Theodose Melas-Kyriazi.

INFORMATION CONCERNING COMPANY NOMINEES AND DIRECTORS

The Board of Directors consists of nine members. Lawrence N. Kugelman is standing for election for a term expiring in 2006. Edward A. Burkhardt, Steven J. Lee and Ronald R. Fogleman are serving until the 2004 Annual Meeting of Stockholders. Richard H. Koppes, Robert W. O’Leary and Randy H. Thurman are serving until the 2005 Annual Meeting of Stockholders. Milan Panic and Dr. Kim David Lamon, directors whom terms expire in 2003, are not seeking re-election.

Mr. Norman Barker, Jr., a director of the Company since 1988, resigned from the Board of Directors on August 1, 2002. Dr. Kim David Lamon was appointed by the Board to fill the vacancy created by Mr. Barker’s resignation. Mr. Roderick M. Hills, a director of the Company since April 18, 2002, resigned from the Board of Directors on October 15, 2002. Mr. Kugelman was appointed by the Board to fill the vacancy created by Mr. Hills’ resignation.

Messrs. Burkhardt and Lee and General Fogleman were elected to the Board of Directors at the 2001 Annual Meeting of Stockholders for terms expiring at the 2004 Annual Meeting of Stockholders. These directors were nominated by the ICN Committee to Maximize Shareholder Value (the “CMSV”) and were opposed by nominees selected by the Board of Directors. The members of the CMSV were these three directors, Special Situations Partners Inc. (“SSP”) and Providence Capital, Inc. (“Providence”). The CMSV disclosed that it agreed to indemnify Messrs. Burkhardt and Lee and General Fogleman against losses incurred by them arising out of or based upon their being the CMSV’s nominees or participants in a proxy solicitation, and to reimburse them for reasonable legal fees and expenses incurred in connection with their participation in the proxy solicitation.

Messrs. Koppes, O’Leary and Thurman were elected to the Board of Directors at the 2002 Annual Meeting of Stockholders for terms expiring at the 2005 Annual Meeting of Stockholders. These directors were nominated by Iridian Asset Management LLC (“Iridian”) and Franklin Mutual Advisers, LLC (“Franklin”) and were opposed by nominees selected by the Board of Directors. Iridian and Franklin disclosed that they agreed to indemnify Messrs. Koppes, O’Leary, and Thurman against losses incurred by them arising out of or based upon their being Iridian’s and Franklin’s nominees and related matters and to reimburse them for reasonable legal fees and expenses incurred in connection with their participation in the proxy solicitation. Iridian and Franklin also disclosed that they agreed to indemnify Messrs. Burkhardt and Lee and General Fogleman against losses incurred by them (and to reimburse them for reasonable legal fees and expenses) in connection with their participation in the proxy solicitation by Iridian and Franklin.

Iridian and Franklin sought reimbursement from the Company of proxy expenses they incurred in connection with the proxy contest for the 2002 Annual Meeting of Stockholders. On January 21, 2003, the Board

of Directors ratified reimbursement of an aggregate of $2,431,095 in proxy expenses to Iridian and Franklin. SSP and Providence sought reimbursement from the Company of proxy expenses they incurred in connection with the 2001 Annual Meeting of Stockholders and certain other expenses incurred in connection with the 2000 Annual Meeting of Stockholders. The Board of Directors also ratified reimbursement of $36,331 of these expenses to Providence. The Board of Directors has not approved a request for reimbursement of an aggregate of $2,459,683 to SSP.

The Nominating Committee of the Board of Directors considers the qualifications of potential candidates for election to the Board and recommends candidates to the Board of Directors. The members of the Nominating Committee are Messrs. Koppes, Burkhardt and Thurman. The Nominating Committee considered potential candidates to fill the three positions to be filled at the Annual Meeting. The Nominating Committee interviewed and reviewed the background and qualifications of various candidates for election to the Board of Directors.

The Nominating Committee made reports to the Board of Directors in March and April 2003. Following those reports, the Board determined that it would be in the best interests of ICN to nominate Messrs. Ingram, Kugelman and Melas-Kyriazi as directors to be elected at the Annual Meeting.

Set forth below with respect to each director (other than directors whose terms will not continue after the Annual Meeting) or nominee recommended by the Board of Directors is certain personal information, including the present principal occupation and recent business experience, age, year commenced service as a director of the Company, and other public company directorships.

Name and Principal Occupation	Age	Year First Serving as Director	Other Public Company Directorships
Nominees For Election

ROBERT A. INGRAM Mr. Ingram has been the Vice Chairman—Pharmaceuticals of GlaxoSmithKline plc, since January of 2003. Mr. Ingram was the Chief Operating Officer and President, Pharmaceutical Operations of GlaxoSmithKline plc from January 2001 to January 2003. He was Chief Executive of Glaxo Wellcome plc from October 1997 to December 2000 and Chairman of Glaxo Wellcome Inc., Glaxo Wellcome plc’s U.S. subsidiary, from January 1999 to December 2000. Mr. Ingram was Chairman, President and Chief Executive Officer of Glaxo Wellcome plc from October 1997 to January 1999.	60

Edwards Lifesciences Corporation (member of the Audit Committee)

Lowe’s Companies, Inc. (member of the Compensation and Organization Committee and the Governance Committee); Misys plc (member of the Remunerations Committee); Nortel Networks Corporation (member of the Audit Committee); Wachovia Corporation (member of the Executive Committee, the Management Resources and Compensation Committee, and the Corporate Governance and Nominating Committee); Molson Inc. (member of the Audit and Finance Committee); and OSI Pharmaceuticals, Inc. (member of the Executive Committee and the Compensation Committee)

LAWRENCE N. KUGELMAN (c)(g) Healthcare consultant and private investor. From 1995 through 1996, Mr. Kugelman was President, Chief Executive Officer, and Director of Coventry Health Care, Inc., a managed care organization. From 1980 through 1992, he served as a Chief Executive Officer of several HMO and managed healthcare organizations in the United States.	60	2002	Coventry Health Care, Inc. (Chairman of the Audit Committee)

Name and Principal Occupation	Age	Year First Serving as Director	Other Public Company Directorships
THEODOSE MELAS-KYRIAZI Mr. Melas-Kyriazi has been Chief Financial Officer of Thermo Electron Corporation since January 1999. Mr. Melas-Kyriazi was Vice President of Thermo Electron Corporation since 1998, and Treasurer of Thermo Electron Corporation and all of its publicly traded subsidiaries from 1988 to 1994.	44		Thoratec Corporation

Directors Whose Terms Expire in 2004

EDWARD A. BURKHARDT (a)(b)(d)(f) Mr. Burkhardt has been the President of Rail World, Inc. since August 1999. From 1987 through August 1999, Mr. Burkhardt held a number of positions with Wisconsin Central Transportation Corporation, including Chairman, President, and Chief Executive Officer.	64	2001	PolyMedica Corporation (member of Audit Committee and Governance Committee)

RONALD R. FOGLEMAN (b)(d)(e) General Fogleman, United States Air Force (Retired), has been the President and Chief Executive Officer of Durango Aerospace, Inc., since 1998. Prior to joining Durango Aerospace, General Fogleman, who retired from the United States Air Force in September 1997, served as Chief of Staff to the United States Air Force from 1994 until 1997.	61	2001

International Airline Support Group, Inc. (member of Audit Committee); Mesa Air Group, Inc. (Chairman of Audit Committee); World Airways, Inc. (member of Compensation Committee); AAR Corp. (member of Nominations and Governance Committee)

STEVEN J. LEE (c)(d)(e) Mr. Lee is the President of SL Consultants Inc., a private investment firm. Mr. Lee was the founder, Chairman and Chief Executive Officer of PolyMedica Corporation, a national provider of specialty medical products and services, from June 1996 to August 2002. He remained as the Chairman of PolyMedica until December 2002. Mr. Lee was President and a director of Shawmut National Ventures, a venture capital investment firm, from November 1987 to March 1990.	55	2001	Kensey Nash Corporation (member of Audit Committee and Compensation Committee)

Directors Whose Terms Expire in 2005

RICHARD H. KOPPES (b)(e)(f)(g)

Mr. Koppes has been of Counsel to the law firm of Jones, Day, Reavis & Pogue since 1996, and is Co-Director of Executive Education Programs at Stanford University School of Law. Mr. Koppes served as a principal of American Partners Capital Group, Inc., a venture capital and consulting firm, from August 1996 to December 1998. From May 1986 through July 1996, Mr. Koppes held several positions with the California Public Employees’ Retirement System (CalPERS) including General Counsel, Interim Chief Executive Officer and Deputy Executive Officer. Mr. Koppes has been a member of the Council of Institutional Investors for the past sixteen years. He has also been an officer of the National Association of Public Pension Attorneys (NAPPA) for the past eight years.

	56	2002

Apria Healthcare Group Inc., (co-Chairman of the Corporate Governance Committee and Nominating Committee, member of the Compliance Committee); Peregrine Systems, Inc. (Chairman of Corporate Governance Committee and Nominating Committee, member of Compensation Committee)

Name and Principal Occupation	Age	Year First Serving as Director	Other Public Company Directorships

ROBERT W. O’LEARY (a)

Mr. O’Leary has been the Chairman and Chief Executive Officer of the Company since June 19, 2002. Mr. O’Leary has been the Chairman and Chief Executive Officer of the Sagamore Group, a firm specializing in spin-offs and corporate reorganizations in the service sector, since March 2001. From July 2000 until October 2000, Mr. O’Leary was President and Chief Executive Officer of PacifiCare Health Systems, Inc., a managed health services company. Mr. O’Leary was Former Chairman and Chief Executive Officer of Premier Inc., a strategic alliance of not-for-profit health care and hospital systems from January 1996 to August 1998, and continued to serve as Chairman from September 1998 to June 2000. From July 1991 to February 1995, Mr. O’Leary was Chairman and Chief Executive Officer of American Medical International, Inc. (AMI), an international hospital management company.

	59	2002

Thermo Electron Corporation (Chairman of Governance and Nominating Committee, member of Human Resources Committee); Smiths Group plc (member of Audit Committee, Nominations Committee and Remuneration Committee); Viasys Healthcare Inc. (member of Compensation Committee)

RANDY H. THURMAN (a)(c)(f)(h)

Mr. Thurman has been the President and Chief Executive Officer of Viasys Healthcare Inc., a provider of medical equipment and systems to the healthcare industry, since April 2001. From July 1997 to April 2001, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, a privately held company he founded to provide funding and strategic direction to healthcare technology companies. From July 1993 to July 1997, Mr. Thurman was Chairman of the Board and Chief Executive Officer of Corning Life Sciences Inc. From September 1984 to July 1993, Mr. Thurman was President and Chief Executive Officer of Rhone Poulenc Rorer Pharmaceuticals, Inc.

	53	2002	Viasys Healthcare, Inc. (Chairman) Closure Medical Corporation (Chairman of the Compensation Committee)

(a)	Member of the Executive Committee
(b)	Member of the Audit Committee
(c)	Member of the Compensation and Benefits Committee
(d)	Member of the Communications and Compliance Committee
(e)	Member of the Corporate Governance Committee
(f)	Member of the Nominating Committee
(g)	Member of the Special Litigation Committee
(h)	Mr. Thurman serves as Lead Director pursuant to the Company’s Corporate Governance Guidelines

None of the directors or nominees for directors is related by blood, marriage, or adoption to one another or to any executive officer of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

GOVERNANCE

As a result of the Annual Meeting of Stockholders held on May 29, 2002, for the second year in a row, three nominees opposed by the then-existing Board of Directors were elected as directors of the Company. The Board of Directors, including the three directors elected at the 2002 Annual Meeting of Stockholders, met for the first time on June 19, 2002.

From January 1st until June 18th 2002, the Board of Directors met 10 times, 6 times in person. During this period there were 8 Committees of the Board that met a total of 16 times. The Audit Committee met 5 times, the Compensation and Benefits Committee met 9 times, and the Communications and Compliance and Executive Committees each met once. All of the incumbent directors attended at least 75% of the meetings (including the meetings of committees on which they serve) that took place from January 1 until June 18, 2002.

Following the June 19, 2002 Board meeting, the Committee structure of the Board and membership of those Committees were reconstituted. From June 19 until December 31, the Board of Directors met 9 times, 5 times in person. In addition, the Committees of the Board met a total of 39 times. Attendance at Board meetings was 98%, with one Director missing one meeting. Attendance at Committee meetings was 99%. As part of this process, Mr. Panic did not serve on any Committees as reconstituted and generally did not attend executive sessions in order to retain his eligibility as potential purchaser of assets the Board might determine to divest. At these executive sessions matters other than divestiture and restructuring were discussed and Mr. Panic did not participate in these discussions or votes.

The following table describes the current members of each Committee, its Chairman, its primary responsibilities, and the number of meetings held from June 19 to December 31, 2002. All Committees are composed of non-employee Directors, except that Mr. O’Leary serves as Chairman of the Executive Committee. All Board members serve on one or more Committees of the Board, except Mr. Panic, as noted above.

Committee / Members	Responsibilities	Meetings Held

AUDIT * Edward Burkhardt (Chairman) Ronald Fogleman Richard Koppes * Mr. Burkhardt replaced Mr. Roderick Hills, who resigned in October 2002.

•       Oversee the Company’s financial controls and reporting processes

•       Select independent auditors and review the scope and timing of the audit

•       Review of annual financial statements and audit results

•       Review of quarterly financial statements and quarterly earnings releases

•       Review internal controls with independent and internal auditors and Company’s financial management

•       Oversee compliance with the Company’s Code of Conduct and conflicts of interest outside jurisdiction of Corporate Governance Committee

•       Annually review adequacy of the Committee charter

Nine

Committee / Members	Responsibilities	Meetings Held

COMMUNICATIONS AND COMPLIANCE Edward Burkhardt (Chairman) Ronald Fogleman Steven Lee

•        Oversee the development of an external communications policy for the Company in both public relations and investor relations disciplines

•        Review and suggest necessary improvements to the Company’s Code of Conduct

•        Review reports from the Company’s Compliance Coordinator

•        Monitor the Company’s compliance program

Five

COMPENSATION AND BENEFITS Randy Thurman (Chairman) * Lawrence Kugelman Steven Lee * Mr. Kugelman replaced Mr. Koppes on the Committee in October 2002.

•        Administration of the Company’s annual incentives, equity and long-term incentive plans

•        Adoption and review of major compensation plans, including Board compensation

•        Approval of compensation for executive officers and certain senior management

Twelve

CORPORATE GOVERNANCE Ronald Fogleman (Chairman) Richard Koppes Steven Lee

•        Develop and recommend to the Board Corporate Governance Guidelines applicable to the Board and the Company’s employees

•        Review and recommend changes to the Company’s guidelines when appropriate

•        Monitor implementation of the guidelines

•        Assist in succession planning

•        Review possible conflicts of interest of Board members and Company management

•        Make recommendations regarding the appropriate size and effectiveness of the Board

Three

EXECUTIVE Robert O’Leary (Chairman) Edward Burkhardt Randy Thurman

•        Exercise the power and authority of the Board of Directors between meetings, except the power to amend the By-Laws, or adopt or recommend to stockholders any matter required by the Delaware General Corporation Law to be submitted to stockholders for approval

Four

Committee / Members	Responsibilities	Meetings Held

NOMINATING Richard Koppes (Chairman) Edward Burkhardt Randy Thurman	• Identify new Director candidates to fill new or vacant positions. • Evaluate incumbent Directors • Recommend nominees to the Board of Directors for election*	One

SPECIAL LITIGATION Richard Koppes (Chairman) Lawrence Kugelman Dr. Kim Lamon	• This ad hoc Committee was created in September 2002 and given plenary authority to act on the derivative lawsuits that were filed against the Company during 2002	Five

*	The Nominating Committee will consider nominees recommended by stockholders. See “STOCKHOLDER PROPOSALS” for the procedures to be followed by stockholders in submitting such recommendations.

In addition, a Search Committee of the Board of Directors was reconstituted in June 2002, composed of Messrs. Randy Thurman (Chairman), Roderick Hills, and Robert O’Leary. Mr. O’Leary recused himself from the Committee following its first meeting. Mr. Hills resigned from the Committee on September 19, 2002 and resigned from the Board of Directors on October 15, 2002. At the October 8-9, 2002 meeting of the Board (which Mr. Hills did not attend), the Committee’s search consultants recommended, and the Board approved, Mr. O’Leary to serve as permanent Chairman and Chief Executive Officer and, subsequently, Mr. Timothy Tyson to serve as President and Chief Operating Officer.

As a result of the work of the Corporate Governance Committee, the Corporate Governance Guidelines of the Company have been substantially revised and are set forth below. A plan of implementation has been developed and actions have been initiated. In addition, a copy of the revised charters of the Audit Committee, Compensation and Benefits Committee, Corporate Governance Committee, and Nominating Committee is attached as Annex A hereto.

ICN Pharmaceuticals, Inc.

CORPORATE GOVERNANCE GUIDELINES

PURPOSE

The primary objective of ICN Pharmaceuticals, Inc. (“Company”) is to maximize stockholder value over the long term while adhering to the laws of the jurisdictions within which it operates and observing the highest ethical standards.

SELECTION AND COMPOSITION OF THE BOARD

I.	Nominating Committee

As a permanent part of the structure of the Board of Directors (“Board”) there will be a standing nominating committee responsible for reviewing the composition of the Board for the appropriate skills and characteristics required of members of the Board in the context of the then current make-up of the Board. This assessment should include consideration of issues of judgment, diversity and skills, including, but not limited to, understanding the business of the Company and possessing a relevant international background—all in the context of an assessment of the perceived needs of the Board at that point in time. The Committee is open to consider recommendations from all interested parties.

II.	Selection and Orientation of New Directors

The Board should be responsible for selecting its own members and in recommending them for presentation to the stockholders for election. The Board delegates the screening process involved to the Nominating Committee. The Nominating Committee will recommend to the Board the names of prospective Board members. The Board and the Company have a complete orientation process for new Directors that includes background material, meetings with senior management, and visits to Company facilities. To encourage Board member participation in continuing Board member education, the Company will pay reasonable education expenses.

III.	Nominating Committee Review of Board

The Nominating Committee, after consultation with the Chairman of the Board and the Chief Executive Officer, will formally review each Director’s continuation on the Board every three years, preceding renomination.

BOARD LEADERSHIP

IV.	Selection of the Chairman and Chief Executive Officer

The Board considers the roles of Chairman of the Board and Chief Executive Officer to be two independent but complementary roles. When the Board in its discretion determines to combine these roles, an individual independent Director will be selected to serve as Lead Director to represent the Independent Directors.

V.	Executive Sessions of Independent Directors without Management

The Board at its own discretion will schedule periodic executive sessions of the Independent Directors. The Lead Director will preside over the periodic executive sessions without the attendance of management.

VI.	Mix of Management and Independent Directors

The Board believes that, as a matter of policy, there should be a substantial majority of Independent Directors on the Board.

BOARD COMPOSITION AND PERFORMANCE

VII.	Board Definition of What Constitutes Independence for Directors

The definition of “independent director” will be in accordance with the guidelines of the New York Stock Exchange (“Independent Director”).

VIII.	Stock Ownership Requirement for Directors

Directors will own shares of common stock in the Company according to the policy of the Board.

IX.	Former Chairman/Chief Executive Officer’s Board Membership

The Board believes this arrangement is a matter to be decided in each individual instance. When the Chairman of the Board or Chief Executive Officer resigns from that position, he/she should submit his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new Chairman of the Board or Chief Executive Officer and the Board.

X.	Retirement Age

Retirement age is 72 for Directors.

XI.	Board Compensation

It is appropriate for the staff of the Company to report once a year to the Compensation and Benefits Committee on the status of Board compensation in relation to other companies. As part of a Director’s total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a Director’s compensation should be held in stock options or shares of the Company. Changes in Board compensation, if any, should come at the suggestion of the Compensation and Benefits Committee, but with concurrence by the Board.

XII.	Board’s Interaction with Investors, Media and the Public

The Chairman of the Board and Chief Executive Officer and/or their designees in consultation with the Communications and Compliance Committee of the Board are authorized to speak on behalf of the Company. Individual Board members may, from time to time, be asked to speak on behalf of the Company with various constituencies.

BOARD RELATIONSHIP TO SENIOR MANAGEMENT

XIII.	Regular Attendance of Non-Directors at Board Meetings

The Board welcomes the regular attendance at each Board meeting of non-Board members who are in the most senior management positions of the Company.

XIV.	Board Access to Senior Management

Board members will have complete access to the Company’s management. It is assumed that Board members will use proper judgment to be sure that this contact is not distracting to the business operation of the Company. Accordingly, the Board is encouraged to coordinate these communications with the Chief Executive Officer. The attendance at Board meetings of non-members of the Board will be at the discretion of the Board. In the normal course of business, the Chairman of the Board will invite appropriate management and non-directors to the meetings.

XV.	Selection of Agenda Items for Board Meetings

The Chairman of the Board together with the Chief Executive Officer will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda.

XVI.	Board Materials Distributed in Advance

Information and data that is important to the Board’s understanding of the business to be addressed at the meeting will be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as complete and brief as possible while still providing the desired information. The material should be available 5 days in advance of the proposed or scheduled date of the meeting.

COMMITTEE MATTERS

XVII.	Number, Structure and Independence of Committees

From time to time, the Board may want to form a new committee or disband a current committee depending upon the circumstances. Each committee will have a charter approved by the Board of Directors. The current committees are Nominating, Corporate Governance, Executive, Audit, Compensation and Benefits, and Communications and Compliance. Committee membership will consist only of Independent Directors, although the Chairman of the Board and Chief Executive Officer, if the same person, will be the Chairman of the Executive Committee and an ex-officio member of the Communications and Compliance Committee.

XVIII.	Assignment and Rotation of Committee Members

The Board believes that the corporate governance process is facilitated by an active and involved committee structure. The Board believes that the periodic rotation of committee membership is in the best interests of the Company and its stockholders. The Chairman of the Board, after consultation with other members of the Board, will consider the assignment of committee memberships and submit his nominees to the full Board for approval. All Board members will participate in the Committee structure of the Board.

XIX.	Committee Agenda

The chairman of a committee, in consultation with the appropriate members of the committee and management, will develop the committee’s agenda.

LEADERSHIP DEVELOPMENT

XX.	Formal Evaluation of the Chairman and the Chief Executive Officer

The Compensation and Benefits Committee with input from all Independent Directors will evaluate the performance of the Chairman of the Board and Chief Executive Officer at least annually and communicate its conclusions in writing to the full Board and the Chairman of the Board and Chief Executive Officer through the chairman of the Compensation and Benefits Committee and/or the Lead Director, where appropriate.

XXI.	Board Evaluation

The Corporate Governance Committee will be responsible for the coordination of an annual evaluation of the Board’s performance and procedures and report the evaluation to the Board.

XXII.	Succession Planning

Succession planning should be considered on a continuing basis for all senior managers in the event he/she may be unexpectedly unable to serve or found unqualified for promotion. The Board, through the Governance Committee, will review the succession plans on an annual basis.

XXIII.	Independent Advice

The Board or, with the Board’s approval, a committee may seek legal or other expert advice from a source independent of management. Generally, this engagement would be with the knowledge of both the Chief Executive Officer and the Chairman of the Board.

REVISION OF GUIDELINES

These guidelines may be altered from time to time by recommendation of the Governance Committee and the approval of the full Board.

EXECUTIVE OFFICERS

The executive officers of the Company are as follows.

Name	Age	Title
Robert W. O’Leary	59	Chairman of the Board and Chief Executive Officer

Timothy C. Tyson	51	President and Chief Operating Officer

Bary G. Bailey	44	Executive Vice President and Chief Financial Officer

Bill A. MacDonald	54	Executive Vice President, Strategic Planning

Gregory Keever	53	Executive Vice President, General Counsel and Corporate Secretary

ROBERT W. O’LEARY has been our Chairman of the Board and Chief Executive Officer since June 19, 2002. Mr. O’Leary has been the Chairman and Chief Executive Officer of the Sagamore Group, a firm specializing in spin-offs and corporate reorganizations in the service sector, since March 2001. From July 2000 until October 2000, Mr. O’Leary was President and Chief Executive Officer of PacifiCare Health Systems, Inc., a managed health services company. Mr. O’Leary was Chairman and Chief Executive Officer of Premier Inc., a strategic alliance of not-for-profit health care and hospital systems from January 1996 to August 1998, and continued to serve as Chairman from September 1998 to June 2000.

TIMOTHY C. TYSON has been our President and Chief Operating Officer since November of 2002. Mr. Tyson served as President of Global Manufacturing and Supply for GlaxoSmithKline plc from June 1998 to November 2002. In that capacity, he was responsible for managing 115 manufacturing sites and 42,000 employees in 42 countries. From 1997 to 1998, he was GlaxoSmithKline’s Vice President and General Manager of Business Operations.

BARY G. BAILEY has been our Executive Vice President and Chief Financial Officer since December of 2002. Mr. Bailey served as Executive Vice President, Pharmacy and Technology, of PacifiCare Health Systems, Inc., a provider of managed care services to approximately 5 million members, from 2000 to 2002. In that capacity, Mr. Bailey was responsible for managing approximately 1500 employees in both operations and technology. From 1995 to 2000, he was Executive Vice President and Chief Financial Officer of Premier, Inc.

BILL A. MACDONALD has been our Executive Vice President, Strategic Planning since 1992. From 1987 until 1992, he was our Senior Vice President, Taxes and Corporate Development. From 1983 until 1987, he was our Vice President, Taxes and Corporate Development. From 1982 until 1983, he was our Director of Taxes.

GREGORY KEEVER joined us in July 2001 as our Executive Vice President, General Counsel, and Secretary. Mr. Keever has also been of counsel and a partner at the law firm of Coudert Brothers since 1997.

None of the executive officers are related by blood, marriage, or adoption to one another or to any director or nominee for director of the Company.

CERTAIN LEGAL PROCEEDINGS

The Company is a nominal defendant in a shareholder derivative lawsuit pending in state court in Orange County, California. This lawsuit, which was filed on June 6, 2002, purports to assert derivative claims on behalf of the Company against certain current and former directors of the Company. The lawsuit asserts claims for breach of fiduciary duties, abuse of control, gross mismanagement and waste of corporate assets. The plaintiff seeks, among other things, damages and a constructive trust over bonuses paid to the director defendants in connection with the initial public offering of shares of Common Stock of Ribapharm Inc. (“Ribapharm Bonuses”), previously a wholly-owned subsidiary of the Company, in April 2002. Because it is a derivative lawsuit, the plaintiff does not seek recovery from the Company but rather on behalf of the Company.

On October 1, 2002, several former and current directors of the Company, as individuals, as well as the Company, as a nominal defendant, were named as defendants in a second shareholder’s derivative complaint filed in Delaware Chancery Court. The complaint purports to state causes of action for violation of Delaware General Corporate Law Section 144, breach of fiduciary duties, and waste of corporate assets in connection with the defendants’ management of the Company. Because it is a derivative lawsuit, the complaint does not seek recovery from the Company but rather on behalf of the Company. The allegations largely duplicate those contained in the derivative lawsuit filed in Orange County, California (described above), but add a disclosure-based claim relating to the allegations of federal securities law violations made in class actions filed in the United States District Courts for the Eastern District of New York, the District of New Jersey, and the Central District of California against the Company and some of our current and former executive officers. The class action lawsuits allege that the defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, by issuing false and misleading financial results to the market during various class periods ranging from May 3, 2001 to July 10, 2002, thereby artificially inflating the price of the Company’s stock.

The Company has established the Special Litigation Committee of the Board of Directors to evaluate plaintiffs’ claims in both actions. The Company, acting through the Special Litigation Committee, has determined to proceed with claims against the named director defendants related to the Ribapharm Bonuses.

OWNERSHIP OF THE COMPANY’S SECURITIES

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Common Stock and the percent of shares owned beneficially by beneficial owners of more than 5% of the outstanding shares of the Common Stock.

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership		Percentage of Class (1)
Salomon Smith Barney Holdings Inc. and Citigroup Inc.	9,570,186	(2)	11.4%
Iridian Asset Management, LLC and Iridian Private Business Value Equity Fund, L.P.	5,021,257	(3)	6.0%
Franklin Mutual Advisers, LLC	4,421,973	(4)	5.3%
Franklin Resources, Inc.	4,293,926	(5)	5.1%

(1)	Based on 83,894,680 shares of Common Stock outstanding on April 8, 2003.
(2)	This information is obtained from a Schedule 13G, as amended through February 6, 2003, filed with the Securities and Exchange Commission (“SEC”) by Smith Barney Fund Management LLC (“SB Fund”), Salomon Brothers Holding Company, Inc. (“SBHC”), Salomon Smith Barney Holdings Inc. (“SSB Holdings”), the parent holding company of both SBHC and SB Fund, and Citigroup Inc. (“Citigroup”), the parent holding company of SSB Holdings. According to the Schedule 13G: SB Fund reports shared voting and dispositive power over 5,760,235 shares of Common Stock; SBHC reports shared voting and dispositive power over 3,734,004 shares of Common Stock; SSB Holdings reports shared voting and dispositive power over 9,527,289 shares of Common Stock, including shares owned beneficially by SB Fund and SBHC; and Citigroup reports shared voting and dispositive power over 9,570,186 shares of Common Stock, including shares owned beneficially by SSB Holdings. These amounts include an unspecified number of shares which the owners have the right to acquire upon the conversion or exercise of certain securities. SSB Holdings’ and SBHC’s principal business address is 388 Greenwich Street, New York, NY 10013. SB Fund’s principal business address is 333 West 34th Street, New York, NY 10001. Citigroup’s principal business address is 399 Park Avenue, New York, NY 10043.
(3)	This information is obtained from a Schedule 13D, dated September 16, 2002, filed with the SEC by the following entities: Iridian Asset Management LLC (“Iridian”), an investment adviser; BIAM (US) Inc. (“BIAM”), a holding company that owns 61% of the equity interests of Iridian; BancIreland/First Financial, Inc. (“BancIreland”), a holding company and the sole shareholder of BIAM; IBI Interfunding (“IBI”), a holding company and the sole shareholder of BancIreland; The Governor and Company of the Bank of Ireland (“Bank of Ireland”), an Ireland corporation whose principal business is banking and the sole shareholder of IBI; Iridian Private Business Value Equity Fund, L.P. (“Iridian Private Business”), an investor in securities; COLE Partners LLC (“COLE”), the general partner of Iridian Private Business; and David L. Cohen and Harold J. Levy, each of whom indirectly owns a minority equity interest in, and serves as a director, executive officer, and portfolio manager of, Iridian.

According to the Schedule 13D, Iridian reports direct beneficial ownership of 4,912,757 shares of Common Stock held by accounts it manages and, as investment adviser for Iridian Private Business and sole member of COLE, may also be deemed to own beneficially all shares of Common Stock owned beneficially by Iridian Private Business and COLE; BIAM, BancIreland, IBI and Bank of Ireland may be deemed to own beneficially all shares of Common Stock owned beneficially by Iridian; Iridian Private Business reports direct beneficial ownership of 108,500 shares of Common Stock; COLE may be deemed to own beneficially all shares of Common Stock owned beneficially by Iridian Private Business; and each of Messrs. Cohen and Levy may be deemed to own beneficially all shares of Common Stock owned beneficially by Iridian, but disclaim beneficial ownership of such shares. The principal business address of Bank of Ireland and IBI is c/o Bank of Ireland, Head Office, Lower Baggot Street, Dublin 2, Ireland. The principal business address of BancIreland is Junction Marketplace #27, 1011 N. Main Street, White River Junction, Vermont 05501. The

principal business address of BIAM is Liberty Park #15, 282 Route 101, Amherst, New Hampshire 03110. The principal business address of Iridian, COLE, Iridian Private Business and Messrs. Cohen and Levy is 276 Post Road West, Westport, CT 06880-4704.

(4)	This information is obtained from a Schedule 13D, as amended through June 27, 2002, filed with the SEC by Franklin Mutual Advisers, LLC (“FMA”), an investment adviser. According to the Schedule 13D, FMA has sole voting and dispositive power over 4,421,973 shares of Common Stock held by its advisory clients. FMA’s principal business address is 51 John F. Kennedy Parkway, Short Hills, NJ 07078.
(5)	This information is obtained from a Schedule 13G dated January 30, 2003 filed with the SEC by Franklin Resources, Inc. (“FRI”), and Charles B. Johnson and Rupert H. Johnson, Jr., the principal shareholders of FRI. According to the Schedule 13G, 4,293,926 shares of Common Stock (including 1,454,538 shares that would be owned upon conversion of 49,830,000 Convertible Bond Units) are owned beneficially by investment companies or other managed accounts advised by direct or indirect subsidiaries of FRI, which subsidiaries have sole investment and voting power over all securities owned by advisory clients. The Schedule 13G also states FMA is an indirect, wholly-owned investment advisory subsidiary of FRI, that the voting and investment powers exercised by FMA are exercised independently from all other investment advisory subsidiaries of FRI, and that FMA and FRI (and its other advisory affiliates) report the securities over which they hold investment and voting power separately from each other. The principal business address of FRI and Messrs. Johnson and Johnson is One Franklin Parkway, San Mateo, CA 94403-1906.

OWNERSHIP BY MANAGEMENT

The following table sets forth, as of March 31, 2003, certain information regarding the beneficial ownership of the Common Stock and the percent of shares owned beneficially by each current director, each director nominee nominated by the Board of Directors and each Named Executive Officer (as defined below) and all directors and executive officers of the Company as a group. For ease of reference, such persons have been divided into three groups based on the time of their appointment or election and whether or not they will continue to serve as directors or officers after the Annual Meeting: officers and directors appointed or elected after May 2002 are referred to as “New Officers and Directors”, officers and directors appointed or elected before May 2002 who are expected to continue to serve after the Annual Meeting are referred to as “Continuing Officers and Directors”, and officers or directors appointed or elected before May 2002 who have retired or are not expected to continue to serve after the Annual Meeting are referred to as “Former Officers and Directors.”

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership (1)		Percentage of Class
New Officers and Directors
Bary G. Bailey	10,000		*
Robert A. Ingram	—		*
Richard H. Koppes	1,000		*
Lawrence N. Kugelman	—		*
Kim D. Lamon	—		*
Theodose Melas-Kyriazi	—		*
Robert W. O’Leary	11,000		*
Randy H. Thurman	—		*
Timothy T. Tyson	—		*

Continuing Officers and Directors
Edward A. Burkhardt	250,000		*
Ronald R. Fogleman	1,000		*
Gregory Keever	28,000	(2)	*
Steven J. Lee	25,000		*
Bill A. MacDonald	61,360	(3)	*

Former Officers and Directors
John Giordani	62,964	(4)	*
Adam Jerney	377,127	(5)	*
Milan Panic	1,507,149	(6)	1.8%
Directors and executive officers of the Company as a group (17 persons)	2,334,600	(7)	2.8%

*	Less than 1% of the outstanding Common Stock.
(1)	Except as indicated otherwise in the following notes, shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property which either spouse may manage and control, and the Company has no information as to whether any shares shown in this table are subject to community property laws.
(2)	Includes 16,223 shares of ICN common stock which Mr. Keever has the right to acquire within 60 days upon the exercise of stock options.
(3)	Includes 57,149 shares of ICN common stock which Mr. MacDonald has the right to acquire within 60 days upon the exercise of stock options.
(4)	Includes 57,152 shares of ICN common stock which Mr. Giordani has the right to acquire within 60 days upon the exercise of stock options.

(5)	Includes 70,679 shares of ICN common stock which Mr. Jerney has the right to acquire within 60 days upon the exercise of stock options.
(6)	Includes 555,399 shares of ICN common stock which Mr. Panic has the right to acquire within 60 days upon the exercise of stock options, 6,750 shares which Mr. Panic (or, in the case of 250 shares, the Milan Panic Family Trust, of which Mr. Panic is trustee (the “Panic Trust”)) may acquire upon conversion of the Company’s Convertible Subordinated Notes due 2008, and 703 shares held by the Panic Trust.
(7)	Includes 756,602 shares of ICN common stock which Directors and executive officers of the Company as a group (17 persons) have the right to acquire within 60 days upon the exercise of stock options, 6,750 shares which Mr. Panic or the Panic Trust may acquire upon conversion of the Company’s Subordinated Notes due 2008, and 703 shares held by the Panic Trust.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires ICN’s executive officers and directors, and persons who own more than ten percent of a registered class of ICN’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such executive officers, directors, and stockholders are required by Securities and Exchange Commission regulation to furnish ICN with copies of all Section 16(a) forms they file.

Based on its review of the copies of such forms it received, or written representations from certain reporting persons that no Forms 5 were required for those persons, ICN believes that during fiscal year 2002, all filing requirements applicable to its executive officers, directors, and ten percent beneficial owners were timely satisfied, except that (i) due to a change in advice from counsel, Norman Barker, Alan Charles, John Giordani, Adam Jerney, Gregory Keever, Bill MacDonald, James McCoy, Milan Panic, Harry A. Roosje, and David Watt each filed one late Form 4 reporting the surrender of options granted on various dates in connection with the Change in Control under the Company’s Option Plan, and (ii) for other reasons, Lawrence N. Kugelman and Robert W. O’Leary each filed one late Form 4 covering one transaction.

EXECUTIVE COMPENSATION AND RELATED MATTERS

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation awarded to or paid to (i) the persons serving as Chief Executive Officer of the Company during 2002, (ii) the four most highly paid executive officers of the Company who were serving as executive officers at December 31, 2002, and (iii) the two most highly paid executive officers of the Company who were not serving as executive officers at December 31, 2002 (together, the “Named Executive Officers”) for services rendered to the Company in all capacities during the years ended December 31, 2002, 2001, and 2000. For ease of reference, such persons have been divided into three groups based on the time of their appointment and whether or not they will continue to serve as officers after the Annual Meeting: officers appointed after May 2002 are referred to as “New Officers”, officers appointed before May 2002 who are expected to continue to serve after the Annual Meeting are referred to as “Continuing Officers,” and officers appointed before May 2002 who have retired are referred to as “Former Officers”.

	Annual Compensation				Long-term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Restricted Stock Awards ($)		Securities Underlying Options (#)		All Other Compensation ($)
New Officers
Robert W. O’Leary (1) Chairman and Chief Executive Officer	2002 2001 2000	283,135 — —	— — —		— —		1,100,000 — —	(2)	2,960 — —	(3)
Bary G. Bailey Executive Vice President and Chief Financial Officer	2002 2001 2000	24,359 — —	202,500 — —	(4)	— — —		400,000 — —	(2)	— — —
Timothy C. Tyson President and Chief Operating Officer	2002 2001 2000	95,769 — —	202,500 — —	(4)	— — —		1,000,000 — —	(2)	— — —

Continuing Officers
Bill MacDonald Executive Vice President Strategic Planning	2002 2001 2000	400,000 368,000 320,000	2,308,051 225,300 163,000	(5)	764,854 — —	(6)	93,750 80,000 —	(7) (7)	1,329,673 15,287 11,352	(8)(9)
Gregory Keever Executive Vice President, General Counsel and Secretary	2002 2001 2000	400,000 200,000 —	1,382,000 50,000 —	(5)	— — —		18,750 200,000 —	(7) (7)	2,634,264 864 —	(8)(10)

Former Officers
Milan Panic (11) Chairman and Chief Executive Officer	2002 2001 2000	500,000 901,446 750,366	33,550,000 1,009,612 478,700	(5)	3,824,246 — —	(6)	225,000 300,000 —	(7) (7)	18,715,148 186,053 235,053	(8)(12)
Adam Jerney (13) President and Chief Operating Officer	2002 2001 2000	604,872 587,586 452,572	3,335,000 287,200 253,400	(5)	1,147,269 — —	(6)	93,750 110,000 —	(7) (7)	7,853,089 13,739 24,802	(8)(14)
John Giordani (15) Executive Vice President and Chief Financial Officer	2002 2001 2000	359,007 368,000 320,000	2,170,000 300,300 163,000	(5)	764,854 — —	(6)	93,750 30,000 —	(7) (7)	3,162,216 15,996 7,752	(8)(16)

(1)	Mr. O’Leary was appointed as Chief Executive Officer and as Chairman effective June 19, 2002 for an indefinite term, and was appointed to a definite term on November 4, 2002.
(2)	Includes grants of options (“Options”) to purchase shares of Common Stock granted under the Company’s Amended and Restated 1998 Stock Option Plan (the “Option Plan”).
(3)	Consisted of the following: Company-paid premiums and reimbursements for executive medical insurance and expenses ($1,892); and Company-paid premiums for executive life insurance ($1,068).
(4)	The bonus amounts for Messrs. Tyson and Bailey were paid in connection with the commencement of their employment with the Company in 2002.

(5)	In April 2002, the Company completed an underwritten public offering of shares of common stock of Ribapharm Inc. (“Ribapharm”), previously a wholly-owned subsidiary (the “Ribapharm Offering”). In connection with the Ribapharm Offering, the Company paid cash bonuses to its officers, directors and employees totaling $47,839,000, including the following amounts to following Continuing and Former Officers: Milan Panic $33,050,000; Adam Jerney $3,000,000; John Giordani $2,000,000; Bill MacDonald $2,000,000; and Gregory Keever $1,322,000, which are included in their bonus amounts presented in the table. The bonus amounts presented in the table also include the following amounts paid in 2002 to the following Continuing and Former Officers for services in 2001: Milan Panic $450,000; Adam Jerney $315,000; John Giordani $160,000; Bill MacDonald $160,000; and Gregory Keever $40,000.
(6)	Includes awards of restricted stock during the year indicated under the Company’s Long Term Incentive Plan (the “LTIP”). The value of restricted stock awards presented in the table is based upon the market value of the Common Stock as of the date awarded. The restricted shares vest 25% per year, starting one year from the date of grant. Dividends are paid on the restricted shares to the same extent paid on the Common Stock, and are held in escrow until the related shares are vested. As a result of the 2002 Annual Meeting of Stockholders, three persons nominated by Franklin Mutual Advisors, LLC and Iridian Asset Management, LLC were elected to the Board of Directors. The results of the 2002 election, together with the results of the 2001 Annual Meeting of Stockholders, constitute a change in control (the “Change in Control”) under the terms of the LTIP, the Option Plan, and employment agreements (the “Employment Agreements”) with certain key senior officers of the Company. As a result of the Change in Control, all shares of restricted stock previously awarded under the LTIP vested immediately.
(7)	Includes grants of Options during the year indicated under the Option Plan. As a result of the Change in Control, all Options then outstanding vested immediately and became fully exercisable.
(8)	Includes payments upon surrender of outstanding Options pursuant to the Option Plan, and severance payments pursuant to the Employment Agreements. As a result of the Change in Control, all nonqualifed Options then outstanding, including Options held by the Continuing and Former Officers and other officers, employees, nonemployee directors and consultants, became eligible for surrender for cancellation for a cash payment equal to the excess of the fair market value of the aggregate Common Stock subject to the Option (based on $32.50 per share, the highest closing price for Common Stock on the New York Stock Exchange during the 90 days preceding the Change in Control) over the aggregate purchase price for the stock. In addition, certain Continuing and Former Officers became eligible to receive severance payments upon termination of employment under their Employment Agreements.
(9)	Consisted of the following: Payments for surrender of Options upon Change in Control ($1,319,221); Company-paid premiums and reimbursements for executive medical insurance and expenses ($2,096); Company-paid premiums for executive life insurance ($2,856); and matching contributions to the Company’s 401(k) plan ($5,500).
(10)	Consisted of the following: Payments for surrender of Options upon Change in Control ($970,419); severance payment under Employment Agreement ($1,636,500); Company-paid temporary living expenses ($20,195); Company-paid reimbursements of executive medical expenses ($576); Company-paid premiums for executive life insurance ($2,074); and matching contributions to the Company’s 401(k) plan ($4,500).
(11)	Mr. Panic resigned as Chairman and Chief Executive Officer on June 18, 2002 and resigned as an employee of the Company effective June 30, 2002.
(12)	Consisted of the following: Payments for surrender of Options upon Change in Control ($12,574,739); surrender of stock options for shares of Common Stock ($2,967,734); Company-paid premiums on split-dollar life insurance ($1,838,969); legal expenses ($494,896); director fees and consulting fees pursuant to Mr. Panic’s employment agreement ($343,424); accrued vacation benefits ($153,846); costs associated with the use of three Company employees ($136,631); interest in respect of a Company-provided loan ($126,223); Company-paid rent for office space ($66,973); Company-paid premiums for executive life insurance ($9,552); and Company-paid premiums and reimbursements for executive medical insurance and expenses ($2,161). Mr. Panic is indemnified by the Company for legal expenses in connection with certain shareholder derivative litigation. See “Certain Legal Proceedings.”
(13)	Mr. Jerney resigned as President and Chief Operating Officer of the Company effective November 15, 2002.

(14)	Consisted of the following: Payments for surrender of Options upon Change in Control ($3,659,282); severance payment under Employment Agreement ($4,174,806); Company-paid premiums and reimbursements for executive medical insurance and expenses ($4,213); Company-paid premiums for executive life insurance ($4,728); legal expenses ($3,216); Company-paid tax services ($1,146); executive membership ($198); and matching contributions to the Company’s 401(k) plan ($5,500).
(15)	Mr. Giordani resigned as Chief Financial Officer of the Company effective on November 14, 2002.
(16)	Consisted of the following: Payments for surrender of Options upon Change in Control ($799,539); severance payment under Employment Agreement ($2,283,957); Company-paid premiums and reimbursements for executive medical insurance and expenses ($14,302); Company-paid premiums for executive life insurance ($4,344); accrued vacation benefits ($43,750); consulting fees ($9,984); matching contributions to the Company’s 401(k) plan ($5,500); and other ($840).

CERTAIN INDEBTEDNESS OF FORMER EXECUTIVE OFFICERS AND OTHER TRANSACTIONS

In June 1996, the Company made a short-term loan to Mr. Panic, the Company’s Chairman and Chief Executive Officer, in the amount of $3,500,000 for obligations arising from the settlement by the Company and Mr. Panic of litigation to which Mr. Panic and the Company were parties. This litigation involved a claim by a former employee of the Company of alleged sexual harassment against her by Mr. Panic and the Company. During August 1996, this amount was repaid to the Company. In connection with this transaction, the Company guaranteed $3,600,000 of demand debt of Mr. Panic (the “1996 Loan”) with a third party bank (the “Bank”), which was renewable by Mr. Panic annually until repaid. In addition to the guarantee, the Company deposited $3,600,000 with the Bank as collateral (the “Company Collateral”) for the guarantee. Interest paid by the Company to the Bank on Mr. Panic’s behalf was charged to him as compensation expense and amounted to $126,223, $150,755 and $160,916 for the years ended December 31, 2002, 2001 and 2000, respectively. The Company recognized interest income on the Company Collateral of $87,248, $109,511 and $124,330 for the years ended December 31, 2002, 2001 and 2000, respectively. Mr. Panic provided collateral (the “Panic Collateral”) to the Company in the form of rights to the proceeds of the exercise of options to acquire 150,000 shares of Common Stock with an exercise price of $15.17 per share and the rights to a split dollar insurance agreement between the Company and Mr. Panic with a current death benefit of $6,400,000. The options and the split dollar insurance agreement were granted to Mr. Panic in connection with these arrangements. In the event of any default on the 1996 Loan to the Bank by Mr. Panic and enforcement by the Bank of the Company’s guarantee, the Company has recourse to assets that is limited to the Panic Collateral. The transaction, the sufficiency of the Panic Collateral for the guarantee and the grant of the Panic Collateral to Mr. Panic were approved in 1996 by the Board of Directors.

Mr. Panic resigned as Chairman and Chief Executive Officer of Company effective June 18, 2002. As described above, the election of directors at the 2002 and 2001 Annual Meetings of Stockholders resulted in a Change in Control under the Company’s Option Plan. As a result, all nonqualifed Options then outstanding became eligible for surrender for a cash payment equal to the difference between the per share option exercise price and $32.50 per share, reflecting the highest closing price for the Common Stock on the New York Stock Exchange during the 90 days preceding the Change in Control. On March 6, 2003, the Company and Mr. Panic reached a settlement on Mr. Panic’s severance arrangements pursuant to a Closing Agreement (the “Closing Agreement”). In connection with this settlement, the Company remitted the Company Collateral to the Bank in satisfaction of its guarantee of the 1996 Loan, and Mr. Panic surrendered all rights to proceeds in the amount of $2,600,000 ($1,704,000 net of withholding tax) from the surrender (in accordance with the terms of the Option Plan) of the options included in the Panic Collateral. In addition, Mr. Panic surrendered all rights to the cash surrender value of the life insurance policy described above. The Company will make no further claims against Mr. Panic in relation to this matter. The difference between the value of the assets surrendered by Mr. Panic and the Company Collateral, which totaled $1,896,000, was included as part of the severance accrued for Mr. Panic at December 31, 2002.

In January 2001, the Company made a loan to Mr. Adam Jerney, President and Chief Operating Officer of the Company, of $1,197,864 as part of a program adopted by the Board of Directors of the Company to encourage directors and officers of the Company to exercise stock options (the “Stock Option Program”). The loan was collateralized by 41,427 shares of Common Stock and due in January 2003. This loan was repaid in full in April 2002. This loan had an interest rate of 5.61% per annum and was non-recourse with respect to principal and full recourse to Mr. Jerney with respect to interest. In April 2001, the Company made a loan to Mr. Panic of $2,731,519 as part of the Stock Option Program. The loan is collateralized by 286,879 shares of Common Stock and is due in April 2004. This loan bears interest at a rate of 4.63% per annum compounded annually. Interest is payable annually. This loan is non-recourse with respect to principal and full recourse to Mr. Panic with respect to interest.

In January of 2002, Mr. Panic surrendered 197,409 stock options with an exercise price of $17.99 per share, and 169,578 stock options with an exercise price of $26.24 per share, for 99,291 shares of Common Stock. The Company recorded a compensation expense as a result of these surrenders, which is reflected in Mr. Panic’s compensation presented in the Summary Compensation Table set forth above. The Company made a $1,335,833 short-term loan to Mr. Panic in connection with these option surrenders and the vesting of an LTIP award. This loan was repaid in full in April 2002. This loan had an interest rate of 2.8% per annum payable annually.

OPTION GRANT INFORMATION

The following table sets forth information with respect to options to purchase shares of Common Stock granted to Named Executive Officers in 2002. For ease of reference, such persons have been divided into three groups based on the time of their appointment and whether or not they will continue to serve as officers after the Annual Meeting: officers appointed after May 2002 are referred to as “New Officers”, officers appointed before May 2002 who are expected to continue to serve after the Annual Meeting are referred to as “Continuing Officers”, and officers appointed before May 2002 who have retired are referred to as “Former Officers”.

Option Grants In Last Fiscal Year

Name	Number of Securities Underlying Options (1)	Percent of Total Options Granted to Employees (2)	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value ($)(3)
New Officers
Robert W. O’Leary	300,000	7.9%	10.05	8/01/12	2,019,390
Robert W. O’Leary	800,000	20.9%	8.32	11/04/12	4,458,080
Bary G. Bailey	400,000	10.5%	10.78	12/09/12	2,888,080
Timothy Tyson	1,000,000	26.2%	8.42	11/05/12	5,639,600

Continuing Officers
Gregory Keever	18,750	0.5%	27.66	3/01/12	347,364
Bill MacDonald	93,750	2.5%	27.66	3/01/12	1,736,822

Former Officers
Milan Panic (4)	225,000	5.9%	27.66	3/01/12	4,168,373
John Giordani	93,750	2.5%	27.66	3/01/12	1,736,822
Adam Jerney	93,750	2.5%	27.66	3/01/12	1,736,822

(1)

All options were granted under the Option Plan, and have ten-year terms. The options granted to the executive officers (excluding Mr. Panic) vest and become exercisable in four equal installments beginning one year following the date of grant, and on the each of the next succeeding three anniversary dates of the grant date. Upon a “change in control” of ICN (as such term is defined under the Option Plan), these options will vest immediately and become fully exercisable and, for nonqualified options, may be surrendered for cancellation within 60 days after the change in control for a cash payment generally equal to the excess of the fair market value of the aggregate Common Stock subject to the option over the aggregate purchase price for such stock. Upon a termination of a holder’s employment following a change in control, any outstanding options will generally remain exercisable for one year after the date of termination. The grants received by Mr. Panic were vested as of the date of grant. All options were granted with an exercise price equal to the fair market value of the underlying shares on the date of grant. As described above, the election of directors at the 2002 and 2001 Annual Meetings of Stockholders resulted in a Change in Control under the Option Plan. As a result, the options granted to Messrs. Panic, MacDonald, Keever, Giordani and Jerney presented in the table vested and became fully exercisable and eligible for surrender in exchange for a cash payment. See “Summary Compensation Table—All Other Compensation.”

(2)	A total of 3,818,875 options were granted to employees, including the Named Executive Officers (but excluding non-employee directors), during 2002.
(3)	Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options using the following assumptions: expected volatility (94%), risk-free interest rate (2.55%), dividend per share ($0.36) and weighted-average life (4.2 years). The actual value, if any, an executive may realize will depend on the excess of the stock price on the date the option is exercised over the exercise price. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model.
(4)	Does not include option to purchase 15,000 shares of Common Stock granted to Mr. Panic on August 1, 2002, in his capacity as a director of the Company. See “Compensation of Directors of ICN.”

Aggregated Option Exercises

In 2002 and December 31, 2002 Option Values (1)

The following table sets forth information regarding (i) stock option exercises by the Named Executive Officers during 2002 and (ii) unexercised stock options held by the Named Executive Officers at December 31, 2002.

	Shares Acquired on Exercise (#)	Value Realized ($)(2)	Number of Securities Unexercised Underlying Options at December 31, 2002 (#)		Value of Unexercised In-the-Money Options at December 31, 2002 ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
New Officers
Robert W. O’Leary	—	—	—	1,100,000	—	2,330,000
Bary G. Bailey	—	—	—	400,000	—	52,000
Timothy C. Tyson	—	—	—	1,000,000	—	2,490,000

Continuing Officers (3)
Gregory Keever	—	—	16,223	—	—	—
Bill MacDonald	—	—	57,150	—	—	—

Former Officers (3)
Milan Panic (4)	618,047	6,955,288	574,527	15,000	13,686	12,900
Adam Jerney	112,473	1,321,203	296,528	—	112,989	—
John Giordani	—	—	57,152	—	—	—

(1)	Based upon the fair market value of the shares of Common Stock on December 31, 2002 ($10.91), less the exercise price per share.
(2)	Based upon the fair market value of the shares of Common Stock at the date of exercise, less the exercise price for such shares.
(3)

In addition to the option exercises reflected in the table, as described above, the election of directors at the 2002 and 2001 Annual Meetings of Stockholders resulted in a Change in Control under the Company’s Option Plan. As a result, nonqualified options held by the Continuing and Former Officers became eligible for surrender for cancellation for a cash payment generally equal to the excess of the fair market value of the aggregate Common Stock subject to the option over the aggregate purchase price for the stock. See “Summary Compensation Table—All Other Compensation.”
(4)	Includes the exercise of options to purchase 522,407 shares of Common Stock at $17.99 per share by exchange of 314,423 shares of Common Stock (based upon the then current market price of $29.89). Mr. Panic also surrendered certain options in exchange for shares of Common Stock. The Company recorded a compensation expense as a result of these surrenders which is reflected in Mr. Panic’s compensation in the Summary Compensation Table set forth above. See “EXECUTIVE COMPENSATION AND RELATED MATTERS—Summary Compensation Table—All Other Compensation.” Both of these transactions were approved by the Compensation and Benefits Committee, as it was constituted at the time.

COMPENSATION OF DIRECTORS

Members of the Board of Directors of ICN, other than employees, were paid an annual fee of $30,000 in 2002, payable quarterly, plus a fee of $1,000 for every Board meeting and committee meeting attended and an additional $1,000 per committee meeting for each Chair of a Board Committee. Directors are also reimbursed for their out-of-pocket expenses in attending meetings and paid a $1,500 per diem for services rendered to the Company in their capacity as directors apart from meetings. Mr. Panic was eligible to receive these payments after June 30, 2002, the date he resigned as an employee of the Company. In addition, non-employee directors (other than Dr. Lamon and Mr. Kugelman) were granted options to purchase 15,000 shares on August 1, 2002, pursuant to the terms of the Option Plan, at an exercise price equal to the fair market value on the date of grant ($10.05 per share). These options vest in four equal installments beginning one year following the date of grant and on each subsequent anniversary of the grant date. Dr. Lamon was granted options to purchase 11,250 shares of Common Stock at an exercise price of $10.05 per share. Mr. Kugelman was granted options to purchase 10,000 shares of Common Stock at an exercise price of $8.12 per share, on October 18, 2002. These latter two grants are pro-rata grants reflecting a partial year of service.

Presently, on the date of each annual meeting of stockholders (including the Annual Meeting), non-employee directors holding office as director after, and giving effect to, the election at the Annual Meeting are granted options to purchase 15,000 shares of Common Stock pursuant to the terms of the Option Plan at an exercise price equal to the fair market value on the date of grant. These options vest in four equal installments beginning one year following the date of grant and on each subsequent anniversary of the grant date. The Company is evaluating the possibility of changing from a stock option system to a restricted stock system of compensating directors with equity.

In February 2002, the Board of Directors authorized the grant of 13,759 shares of Common Stock to each Messrs. Burkhardt and Lee and General Fogleman, who served as directors from the 2001 Annual Meeting of Stockholders but did not receive options in 2001, pursuant to the Option Plan at an exercise price equal to the fair market value on the date of grant. These options (the “Pro Rata Options”) were never granted. Each of the nine non-employee directors who were in office upon completion of the Ribapharm Offering, including Messrs Birch E. Bayh, Jr., Roger Guilleman, Jean-Francois Kurz, Norman Barker, Jr., and Stephen Moses and Ms. Rosemary Tomich, none of whom currently serve as directors of the Company, and Messrs. Burkhardt and Lee and General Fogleman, all of whom currently serve as directors, received a payment of $330,500 in connection with the completion of the Ribapharm Offering.

In connection with the Change in Control under the Company’s Option Plan, the following directors surrendered Options in exchange for the following payments: Norman Barker, Jr. $2,097,962; Birch E. Bayh, Jr. $1,182,823; Roger Guilleman $2,097,962; Jean-Francois Kurz $2,097,962; Stephen Moses $999,469; and Rosemary Tomich $112,800. Also in connection with the Change in Control, rather than issue the Pro Rata Options, the Company paid each of Messrs. Burkhardt and Lee and General Fogleman $103,400 based upon their intention to surrender the Pro Rata Options pursuant to the Option Plan, if issued.

Mr. O’Leary and Mr. Panic also received compensation in their capacities as Chief Executive Officer of, and in the case of Mr. Panic, consultant to, the Company. See “Summary Compensation Table.”

CERTAIN EMPLOYMENT AGREEMENTS

Chairman and CEO Agreement

On November 4, 2002, the Company entered into an Employment Agreement with Mr. O’Leary (the “O’Leary Employment Agreement”). The agreement has an initial term ending on November 3, 2004 and may be extended for additional one-year terms by mutual agreement of the parties. Under his agreement, Mr. O’Leary receives a base salary at the rate of $400,000 per year for period before November 4, 2002 and an annual base salary of $835,000 thereafter, subject to increase by the Board of Directors, and is eligible to receive a bonus of up to 200% of base salary. The agreement also provides for grants of an aggregate of 1,100,000 options under the Company’s Option Plan.

The O’Leary Employment Agreement provides that Mr. O’Leary’s employment may be terminated by the Company upon his disability, or with or without cause, or by Mr. O’Leary with or without good reason (as defined in the agreement). Upon termination by reason of death or disability, by the Company for cause, or by Mr. O’Leary without good reason, Mr. O’Leary will receive all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. O’Leary is also entitled to a prorated portion of his annual bonus, immediate vesting of all stock options (which remain exercisable on a prorated basis for up to three years), pension, retirement or other employee benefits, and restricted stock or other restricted benefits, and continued health and medical coverage for two years. If Mr. O’Leary’s employment is terminated by the Company without cause, or by Mr. O’Leary for good reason, Mr. O’Leary will receive all accrued compensation plus a severance payment equal to three times’ salary and bonus, immediate vesting of all stock options (which remain exercisable on a prorated basis for up to three years), and certain employee benefits for twenty-four months. However, if such termination occurs during the period starting six months prior to, and ending twenty-four months following, a “change in control” (the “Change in Control Period”), or if Mr. O’Leary terminates his employment for any reason during the sixty-day period starting six months after a “change in control,” he will receive a severance payment based on one, two or three times’ salary and bonus, depending on the relationship between the Company’s stock price on the date of the change in control and $8.32, which is the exercise price of certain stock options granted to Mr. O’Leary, and all employee benefits (other than severance payments) due to ICN senior executives terminating employment in connection with the change in control. If the Company chooses not to renew the O’Leary Employment Agreement during the Change in Control Period, Mr. O’Leary will receive the same severance payments he would have received upon termination of his employment by the Company without cause. The parties must negotiate in good faith for Mr. O’Leary to continue to provide services to the Company such that his equity compensation awards continue to vest. If Mr. O’Leary has no continuing role with the Company, his options remain exercisable on a prorated basis for three years. In each case, Mr. O’Leary is not obligated to mitigate amounts payable under his agreement.

For purposes of Mr. O’Leary’s Employment Agreement, a “change in control” generally means any of the following events:

•	the acquisition by any person of beneficial ownership of more than 25% of the combined voting power of ICN’s outstanding voting securities, other than an acquisition (i) by or directly from ICN or any of its subsidiaries, (ii) by an employee benefit plan sponsored or maintained by ICN, (iii) by an underwriter temporarily holding securities pursuant to an offering, (iv) by a corporation owned by ICN’s stockholders in substantially the same proportions as their ownership of ICN, or (v) by a person properly reported on Schedule 13-G promulgated under the Exchange Act;

•

the individuals serving on the board of directors of ICN at the beginning of any twenty-four month period and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened Board election contest) whose election by the Board or nomination for election by ICN’s stockholders was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of the twenty-four month period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the board of directors;

•	the approval by the Board or stockholders of ICN of a merger or consolidation involving ICN or any subsidiary if it would result in ICN’s voting securities immediately before the merger or consolidation continuing to represent less than 70% of the combined voting power of the then outstanding voting securities of the surviving entity or any parent thereof; or

•	the approval by the stockholders of ICN of a complete liquidation or dissolution of ICN, or the consummation of an agreement for the sale or other disposition of all or substantially all of the assets of ICN.

The O’Leary Employment Agreement provides for certain “gross-up” payments if Mr. O’Leary is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code with respect to payments and benefits under his agreement or otherwise.

President and Chief Financial Officer Agreements

On October 22, 2002, the Company entered into Executive Employment Agreements with Messrs. Tyson and Bailey (together, the “Executive Employment Agreements”). Each agreement has an initial term of two years and thereafter automatically extends for a one-year term unless either party elects not to extend it. Mr. Tyson’s agreement states that, subject to Board of Directors’ satisfaction with his performance, Mr. Tyson will be appointed President and Chief Executive Officer of the Company upon expiration of his initial two-year term.

Under his agreement, Mr. Tyson receives an annual base salary of $600,000 and is eligible to receive a bonus of 80% to 160% of base salary, with a minimum bonus of 50% of base salary for 2003. This percentage may be increased upon Mr. Tyson’s appointment as Chief Executive Officer. Mr. Tyson also received a $202,500 signing bonus, which he must repay if his employment is terminated by the Company for cause or by Mr. Tyson without good reason during the initial term. Under his agreement, Mr. Bailey receives an annual base salary of $400,000, and is eligible to receive a bonus of 80% to 160% of base salary, with a minimum bonus of 80% of base salary for 2003. Mr. Bailey also received a $400,000 signing bonus, which he must repay (on a prorated basis) if his employment is terminated by the Company for cause or by Mr. Bailey without good reason during his first year of employment.

The Executive Employment Agreements provide that the executive’s employment may be terminated by the Company upon the executive’s death or disability, or with or without cause, or by the executive with or without good reason (as defined in the agreements, including, with respect to Mr. Tyson, the failure to appoint Mr. Tyson as Chief Executive Officer after his initial two-year term). Upon termination by reason of death or disability, by the Company for cause, or by the executive without good reason, the executive receives all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. Bailey is also entitled to a prorated portion of his annual bonus, and Mr. Tyson is also entitled to a prorated portion of his annual bonus, health and medical coverage for two years, and immediate vesting of all outstanding awards, options and stock appreciation rights (which remain exercisable for up to two years). Upon termination of Mr. Bailey’s employment by the Company without cause, or by Mr. Bailey for good reason, or if the Company decides not to extend the term of his agreement, Mr. Bailey is entitled to accrued compensation, plus, subject to his not engaging in certain “prohibited activities” for one year, an additional payment equal to the sum of (a) base salary for the greater of one year or the number of months remaining in the initial term of his agreement and (b) average annual bonus. If such termination occurs within twelve months after a change in control, such payment is based on three times’ salary and bonus, and Mr. Bailey is also entitled to (i) certain employee benefits for up to twenty-four months, (ii) immediate vesting of all outstanding awards, options and stock appreciation rights, and (iii) a cash payment equal to the excess of the actuarial equivalent of his aggregate retirement benefits had he remained employed by ICN for an additional two years over the actuarial equivalent of his actual retirement benefit. Upon termination of Mr. Tyson’s employment by the Company without cause, or by

Mr. Tyson for good reason, in either case after he becomes Chief Executive Officer, Mr. Tyson is entitled to the same benefits he would receive upon termination for death or disability, plus, subject to his not engaging in certain “prohibited activities” for one year, a severance payment equal to two times’ his base salary and average annual bonus and incentive compensation. If such termination occurs within twelve months following a change in control, in contemplation of a change in control, or before Mr. Tyson becomes Chief Executive Officer, such severance payment is equal to three times’ his base salary and bonus, and Mr. Tyson is also entitled to employee benefits for twenty-four months and a cash payment equal to the excess of the actuarial equivalent of his aggregate retirement benefits had he remained employed by ICN for an additional two years over the actuarial equivalent of his actual retirement benefit. In each case, the executive is under no obligation to mitigate amounts payable under his agreement.

For purposes of the Executive Employment Agreements, a “change in control” generally means the occurrence of any of the following events:

•	the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of ICN’s outstanding voting securities, other than an acquisition (i) directly from ICN or any of its subsidiaries, (ii) by a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by ICN or any of its subsidiaries, or (iii) by any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of ICN in the same proportion as their ownership of stock in ICN immediately prior to such acquisition;

•	the individuals serving on the board of directors of ICN as of October 22, 2002 and any new director whose election by the Board or nomination for election by ICN’s stockholders was approved by the affirmative vote of at least two-thirds of the directors then still in office who either were directors on October 22, 2002 or whose election or nomination for election was previously so approved, cease for any reason to constitute at least two-thirds of the board of directors;

•	the approval by the stockholders of ICN of a merger or consolidation involving ICN if the stockholders immediately before the merger or consolidation do not, as a result of the merger or consolidation, own more than 70% of the combined voting power of the then outstanding voting securities of the corporation resulting from the merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of ICN outstanding immediately before the merger of consolidation; or

•	the approval by the stockholders of ICN of a complete liquidation or dissolution of ICN, or an agreement for the sale or other disposition of all or substantially all of the assets of ICN.

Mr. Bailey’s agreement provides that payments and benefits under his agreement and all other related arrangements will not exceed the maximum amount that may be paid to him without triggering “golden parachute” penalties under Section 280G of the Internal Revenue Code of 1986, but only if this would increase the net amount he would realize after payment of income and excise taxes. Mr. Tyson’s agreement provides for certain “gross-up” payments if he is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code (or related interest and penalties) with respect to payments and benefits under his agreement or otherwise.

Continuing Executive Officer Agreements

The Company also entered into Employment Agreements with Messrs. Keever and MacDonald dated November 8, 2002 and November 15, 2002, respectively. Each executive’s employment relationship is at will, and may be terminated at any time with or without cause by either the executive or the Company. Mr. MacDonald’s agreement gives him the option of reducing his work schedule at any time after March 1, 2003 to not less than 80% of full-time employment. Mr. MacDonald received a bonus of $120,000 upon execution of his agreement, and is also entitled to a guaranteed bonus of $2,457,635, payable in three installments. Upon termination of employment, Messrs. MacDonald and Keever will continue to receive certain benefits for up to thirty-six months. Mr. MacDonald will also receive his guaranteed bonus.

Former Chairman and CEO Agreement

Milan Panic, the Company’s former Chairman of the Board and Chief Executive Officer, was employed under a contract (the “Panic Employment Agreement”) that provides for certain retirement benefits. Upon expiration of the term of the agreement, Mr. Panic has the option of serving as a consultant to ICN for life, for which he would be compensated at the rate of $120,000 per year subject to annual cost-of-living adjustments from the base year of 1967 until the date of retirement. The Panic Employment Agreement also provides that if Mr. Panic’s employment is terminated by ICN or Mr. Panic within two years after a “change in control” of ICN, then Mr. Panic would receive as severance compensation an amount equal to five times’ his annual salary, as adjusted, to the extent that ICN determines (based on an opinion of counsel reasonably satisfactory to Mr. Panic) that such amount does not constitute a “parachute payment” as defined in Section 280G of the Internal Revenue Code, and Mr. Panic will be deemed to have retired and will receive the consulting fees he would otherwise have received upon retirement. In addition, (i) Mr. Panic is entitled to continue life insurance, disability, medical, dental and hospitalization coverage, (ii) all restrictions on outstanding awards granted to Mr. Panic lapse, and all stock options granted to him become fully vested and exercisable, and (iii) Mr. Panic is also entitled to a cash payment (the “SERP Payment”) equal to the excess of the actuarial equivalent of his aggregate retirement benefits had he remained employed by ICN for an additional three years over the actuarial equivalent of his actual aggregate retirement benefit. A “change in control” of ICN occurs, for purposes of the Panic Employment Agreement, if, among other things, the persons constituting the Existing Board of Directors, as defined below, cease for any reason to constitute at least a majority of ICN’s Board of Directors. “Existing Board of Directors” is defined as those persons constituting the Board of Directors at the date of the Panic Employment Agreement, together with each new director whose election or nomination for election by ICN’s stockholders was previously approved, or is approved within thirty days after such election or nomination, by a vote of at least two-thirds of the directors in office prior to such person’s election as a director.

Mr. Panic resigned as Chairman and Chief Executive Officer of the Company on June 18, 2002 and resigned as an employee of the Company effective June 30, 2002. Mr. Panic elected to serve as a consultant upon his retirement and receives a monthly fee of $53,571, which is not subject to further cost-of-living adjustment, and continues to participate in the Company’s medical, dental, hospitalization, disability, and life insurance programs. The Company acknowledged these and other retirement-related obligations to Mr. Panic in the Closing Agreement. Under the Closing Agreement, the Company agreed to make a $4.5 million severance payment under the Panic Employment Agreement, with interest from July 1, 2002. The parties agreed to substitute a memorandum from PricewaterhouseCoopers LLP, the Company’s independent auditors, for the written opinion of a law firm required under the Panic Employment Agreement. Mr. Panic agreed to reduce the total severance payment of $5 million by $500,000 in settlement of his claim for indemnification in connection with a $500,000 penalty paid by him in an action brought by the Securities and Exchange Commission against the Company, Mr. Panic, and certain former officers of the Company, which matter was settled in 2002. Mr. Panic acknowledged that he was not entitled to a SERP Payment under the Panic Employment Agreement. The Company agreed to reimburse Mr. Panic for post-employment office rental expense through July 3, 2003, loan three Company employees to Mr. Panic for his off-site offices through March 31, 2003 and reimburse Mr. Panic for the costs of such employees through July 31, 2003. Amounts paid or reimbursed during 2002 under these arrangements are included in Mr. Panic’s compensation under “EXECUTIVE COMPENSATION AND RELATED MATTERS—Summary Compensation Table.” Mr. Panic released the Company from all existing claims, and the Company released Mr. Panic from all existing claims, other than claims arising out of or related to certain pending derivative actions described in “CERTAIN LEGAL PROCEEDINGS”.

In addition, in 1996 the Company entered into a split dollar insurance agreement with Mr. Panic, pursuant to which the Company paid the premiums on a life insurance policy owned by Mr. Panic. Under this agreement, the life insurance policy was assigned to the Company as part of the Panic Collateral for the Company’s guarantee of the 1996 Loan and for the repayment of the premiums paid on the policy by the Company. The Company also agreed to pay the taxes (on a grossed-up basis) incurred by Mr. Panic in connection with the premiums on the life insurance policy. In February 2002, the Company prepaid premiums of approximately $1,800,000 on the life insurance policy. This payment (and related tax payments) are included in Mr. Panic’s compensation under

“EXECUTIVE COMPENSATION AND RELATED MATTERS—Summary Compensation Table.” Pursuant to the Closing Agreement, Mr. Panic has surrendered the policy to the Company as collateral for its guarantee of the 1996 Loan and released the Company from its obligations under the split dollar insurance agreement.

Former and Continuing Executive Officer Agreements

The Company previously entered into employment agreements (“Prior Employment Agreements”) which contained “change in control” benefits with certain senior executive officers, including Messrs. Jerney, Giordani, MacDonald, and Keever. Each of the Prior Employment Agreements contained substantially identical terms. The Prior Employment Agreements provided for each executive to receive severance benefits equal to three times’ salary and bonus (and certain other benefits) if the executive’s employment was terminated without cause, if the executive terminated employment for certain enumerated reasons following a change in control of ICN, or if the executive left ICN for any reason or without reason during the sixty-day period commencing six months’ after the change in control. The executives’ stock options and LTIP awards vest immediately upon such termination of employment and options remain exercisable for up to one year. The executive was under no obligation to mitigate amounts payable under the Prior Employment Agreements. In January 2002, after several months of consideration, the Compensation and Benefits Committee of the Board, as it was then constituted, approved amendments to Prior Employment Agreements to make the change in control definition uniform in substantially all of the Company’s benefit plans and agreements, to provide for “gross up” payments to cover excise taxes under Section 4999 of the Internal Revenue Code, and to extend the exercisability of options granted after January 16, 2002 to four years after termination of employment following a change in control. The Panic Employment Agreement was not amended to reflect this changed definition. The amended Prior Employment Agreements also contained the agreement of the executives that the Ribapharm Offering and the contemplated spin-off by the Company of its remaining interest in Ribapharm would not, taken alone, constitute a change in control of the Company and thereby trigger various rights under the Prior Agreements. The Compensation Committee also took action to provide a similar acknowledgement under the change in control definitions under the Option Plan and the LTIP.

Under the terms of the Option Plan and the LTIP, a “change in control” (as defined below) accelerates the vesting of outstanding options and restricted stock awards. In addition, under the Option Plan, holders have sixty days following a change in control to elect to surrender their nonqualified options to the Company for a cash payment equal to the excess of the highest closing market price of the stock during the 90 days preceding the change in control, or the closing market price on the day preceding the date of surrender, whichever is higher, over the exercise price for the surrendered options. If the vesting or surrender of any options or awards of restricted stock subject an executive to the excise tax imposed under Section 4999 of the Internal Revenue Code, the executives will be entitled to receive an additional payment sufficient to cover such taxes (and any excise or other taxes imposed on such additional payment.) In addition, whether or not a change in control has occurred, the terms of the Option Plan provide that the executives may also be awarded a tax bonus, payable upon exercise of any option. The Option Plan further provides that the Compensation and Benefits Committee has full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment of any such bonus.

For purposes of the Option Plan, the LTIP and the Prior Employment Agreements, a “change in control” generally means the occurrence of any of the following events:

•	the acquisition by any person of beneficial ownership of more than 25% (or in the case of the Option Plan, more than 40%) of the combined voting power of ICN’s outstanding voting securities other than an acquisition directly from ICN or any of its subsidiaries;

•

the individuals serving on the existing board of directors of ICN as of May 29, 2001 (or, in the case of the Option Plan January 31, 1998) and any new director (other than a director whose initial assumption of office is by reason of any agreement intended to avoid or settle any election contest or proxy contest or in connection with an actual or threatened contest, including but not limited to, a consent solicitation relating to the election of directors of ICN) whose appointment or election by the Board or nomination for election by ICN’s stockholders was approved or recommended by the affirmative vote of at least two-thirds of the directors then still in office who either were directors on May 29, 2001 (or, in the case of the Option Plan January 31, 1998) or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute at least a majority of that board of directors;

•	the consummation of a merger or consolidation involving ICN or any of its direct or indirect subsidiaries if the stockholders of ICN immediately before the merger or consolidation do not, as a result of the merger or consolidation, own, directly or indirectly, at least 50% of the combined voting power of the then outstanding voting securities of ICN, the corporation resulting from the merger or consolidation or the ultimate controlling person of that entity; or

•	the approval by the stockholders of ICN of a complete liquidation or dissolution of ICN, or the consummation of an agreement for the sale or other disposition of all or substantially all of the assets of ICN.

As described above, the election of directors at the 2002 and 2001 Annual Meetings of Stockholders resulted in a Change in Control within the definition of the Prior Employment Agreements, the Option Plan, and the LTIP. As a result, the Company had payment obligations under the Prior Employment Agreements that would be triggered if the executives left the Company for any reason or without reason during the sixty-day period commencing six months after the Change in Control. These payment obligations were triggered by the resignations of Messrs. Jerney and Giordani. In addition, the Company agreed to pay certain guaranteed bonus amounts and other consideration to Mr. MacDonald as set forth in his new employment agreement in connection with his release of claims against the Company, including claims under his Prior employment agreement. The Company also agreed to pay Mr. Keever the severance payment and benefits he would have received under his Prior Employment Agreement and certain other consideration as set forth in his new employment agreement in connection with his release of claims against the Company, including claims under his Prior Employment Agreement. If any of these payments, along with any other benefits paid or distributed to the executives, are subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the executives will be entitled to receive an additional payment sufficient to cover such taxes (and any excise or other taxes imposed on such additional payment).

In addition, upon the Change in Control, all restricted stock awards under the LTIP and all options granted under the Option Plan vested immediately, and each option holder had the right to surrender his or her nonqualified options to the Company for a cash payment based on the difference between $32.50 per share, the highest closing market price of the Common Stock during the 90 days preceding the Change in Control, and the exercise price for the surrendered options.

COMMITTEE REPORTS

The following statement made by the members of the Compensation and Benefits Committee will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and will not otherwise be deemed filed under such Acts.

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Compensation and Benefits Committee (the “Compensation Committee”) considers and recommends to the Board of Directors the base salary to be paid to the Chief Executive Officer, assists in the determination of the base salary for all other executive officers, makes recommendations to the Board of Directors with respect to the Company’s overall compensation policies, administers and grants options and awards under the Company’s various equity incentive plans with respect to executive officers, and performs such duties as the Board of Directors may from time to time request.

Prior to June 19, 2002, the Compensation Committee was composed of Messrs. Norman Barker, Jr. and Stephen D. Moses and Ms. Rosemary Tomich (“Prior Committee”). After that date, the Compensation Committee was initially composed of Messrs. Randy H. Thurman, Richard H. Koppes, and Steven J. Lee and, due to Mr. Koppes’ resignation from the committee, is now composed of Messrs. Randy H. Thurman, Steven J. Lee and Lawrence N. Kugelman (“Current Committee”).

In establishing and administering the Company’s compensation policies and programs, the Compensation Committee generally considers the compensation plans and arrangements of a peer group of companies with which the Company competes for customers and executive talent, including the levels of individual compensation for similarly situated executives of the peer group, as well as factors specifically relevant to the Company. The basic objective of the Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees is comprised of three principal elements: (i) base salary, (ii) annual bonus, and (iii) stock ownership.

Base Salary

The Current Committee believes that it is important to pay reasonable and competitive salaries. Generally, salaries are paid within certain grades which are established by the Human Resources Department of the Company after reviewing data of comparable companies in the same industry (prepared by a nationally recognized compensation consulting company). The Company’s salary levels are in the median of compensation paid for similar positions in comparable companies. Grades are updated to reflect changes in the marketplace. The salary of an executive generally reflects his level of responsibility and position in the Company and is reviewed on an annual basis by one or more supervisory managers and the Compensation Committee. To determine the grade level of an employee, the Board of Directors adopts an annual budget and financial plan which incorporates the goals and objectives to be achieved by the Company and its specific operating units. The goals focus on growth in revenues and growth in EBITDA or net income. Each executive is responsible for the performance of his or her unit in relation to the plan. Specific goals and objectives for each executive are reviewed by the executive and his or her supervisor. In reviewing the annual performance which will determine the executive’s compensation, the supervisor assesses a performance grade based on the pre-set performance objectives. This assessment is used to determine base salary for the following year.

The salaries for Messrs. Tyson, Bailey, MacDonald, and Keever are set forth in their respective employment agreements, each of which was approved by the Current Committee. Messrs. Tyson’s and Bailey’s agreements provide for base salaries to be reviewed by the Board of Directors at least annually, and increased (but not decreased) at the Board’s discretion. Mr. Tyson’s agreement provides for his salary to be increased in connection with his appointment as Chief Executive Officer.

The Prior Committee approved revisions to the Prior Employment Agreements in 2002. These revisions made changes in the definition of “change in control” to conform it to the definition thereof in the Company’s benefit plans and other agreements, to provide for “gross up” of payments to cover excise taxes under Section 4999 of the Internal Revenue Code, and to extend the exercisability of options granted after January 16, 2002 to four years after termination of employment. The Prior Committee made no changes to Mr. Panic’s Employment Agreement in 2002.

Bonus Plan

The Company has had for many years an incentive bonus plan which is intended to provide a means of annually rewarding certain key employees, including executive officers, based on the performance of the Company. The Current Committee, working with senior management and a nationally recognized compensation consulting firm, reviewed and approved replacement of the prior plan with a new 2003 Incentive Bonus Plan. The new plan is based on target goals of growth in revenues, EBITDA, and certain individually defined strategic initiatives, and actual individual performance is compared against the target goals established. Recommendations are made by individual supervisors and approved by the Compensation Committee.

The Current Committee believes that this compensation approach allows management to focus on key business objectives in the short-term and to support long-term performance through stock ownership (described below).

Bonuses for Messrs. Tyson and Bailey are set forth in their respective Executive Employment Agreements. Messrs. Tyson and Bailey are eligible to receive a target cash bonus of 80% of base salary and have the opportunity to receive a maximum cash bonus of 160% of base salary, based on performance by the executive and the Company and within the discretion of the Board and subject, in Mr. Tyson’s case, to increase to a level commensurate with the position upon his appointment as Chief Executive Officer. Mr. Bailey is entitled to a minimum cash bonus equal to 80% of base salary for 2003, and Mr. Tyson is entitled to a minimum cash bonus equal to 50% of base salary for 2003. Messrs. Tyson and Bailey each received a signing bonus pursuant to the Executive Employment Agreements.

The Prior Committee operated under the old incentive bonus plan, which included event based bonuses. In April 2002, the Company completed an underwritten public offering of shares of common stock of Ribapharm Inc., previously a wholly-owned subsidiary (the “Ribapharm Offering”). On April 10, 2002, the Prior Committee, after taking into account a report prepared by Towers Perrin, recommended the payment of cash bonuses aggregating $50,000,000 to ICN directors, officers, and employees upon completion of the Ribapharm Offering. This recommendation was approved by the Board of Directors (as it was constituted at the time), and bonuses totaling $47,839,000 were paid on April 17, 2002. In addition, certain officers and employees of the Company received bonuses during 2002 for services performed during 2001 and for certain acquisitions completed by the Company in 2002. The Prior Committee considered and approved these bonuses.

Equity Programs

The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company’s on-going success. This stake focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees’ interests with the long-term interests of stockholders. Accordingly, on May 27, 1998, at the Company’s 1998 Annual Meeting of Stockholders, the stockholders approved the Company’s Amended and Restated 1998 Stock Option Plan (a program developed for the Company by Towers Perrin) under which stock options are granted as long-range incentives to executives. The amount of options granted to any executive is generally tied to salary and performance, and no grant to an executive is automatic. Management recommends to the Compensation Committee those executives to whom options should be granted and the number of options to be granted to them.

Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company. To encourage executives to remain in the employ of the Company, options generally vest and become exercisable in four annual installments of 25% on the anniversaries of the date of grant. Each option generally has a term of ten years and is generally granted with an exercise price equal to the fair market value of the underlying shares of common stock on the date of grant. The Current Committee has approved, subject to stockholder approval, the 2003 Equity Incentive Plan, which amends and restates the 1998 Stock Option Plan to increase the array of equity incentive awards available under the plan, including adding restricted stock awards and stock appreciation rights, and increase the shares available for awards. These changes were believed advisable to provide more flexibility to award long range incentives than were afforded under the existing 1998 Stock Option Plan. In addition, the 2003 Equity Incentive Plan eliminates the rights of option holders to surrender their options to the Company for a cash payment upon any future change in control of the Company, as occurred under the 1998 Stock Option Plan as a result of the 2002 Annual Meeting of Stockholders.

The Company’s stockholders have previously approved a Long Term Incentive Plan (“LTIP”) which provides for restricted stock awards to be granted to certain key officers and employees of the Company. Awards under the LTIP are made in the form of restricted stock awarded upon conclusion of a three-year performance period. Participants are eligible for awards of restricted stock based on the Company’s “excess market value”, which is defined as the Company’s three year average total shareholder return in excess of the Standard and Poor’s (“S&P”) 500 three year average total shareholder return. Total shareholder return is defined as the appreciation of the stock price assuming all dividends were reinvested in Common Stock. A pool will be created in the amount of six percent (6%) of the “excess market value”, which will be granted in the form of restricted stock at the market value at the date of grant. No award will be granted if the Company’s three year average total shareholder return does not exceed the three year average S&P 500 average total shareholder return. Any restricted stock awarded under the LTIP vests at a rate of 25% per year starting one year after the date of grant. Only senior executives of ICN holding the positions of Chief Executive Officer, Executive Vice President, Senior Vice President and Regional Manager are eligible to participate in the LTIP. The Current Committee will be reviewing the continuing utility of this plan in the future.

The Current Committee has approved, subject to stockholder approval, the 2003 Employee Stock Purchase Plan (the “ESPP”). The ESPP is a tax-effective means of providing the Company’s employees with an opportunity to purchase the Company’s stock at a discount. As a broad-based plan, the ESPP is intended to expand the opportunity for ownership of the Company’s stock beyond the key employees who typically will receive grants under the 2003 Equity Incentive Plan and the LTIP.

Messrs. Bailey and Tyson received options to purchase 400,000 and 1,000,000 shares of Common Stock, respectively, under the terms of their Executive Employment Agreements, as approved by the Current Committee. Mr. Tyson’s agreement provides for him to receive options or other equity awards to purchase a number of shares to be determined by the Compensation Committee, with such determination to include consideration of stock option awards and other equity grants for comparable positions in the pharmaceuticals industry.

Prior to the Change in Control, Continuing and Former Officers (other than Mr. Panic) were granted options to purchase an aggregate of 530,000 shares of Common Stock on March 1, 2002, and were awarded an aggregate of 289,393 shares of restricted stock under the LTIP on January 27, 2002. The grants and awards were based on recommendations by the Prior Committee.

Chief Executive Officer Compensation

The Compensation Committee determines the compensation of the Chief Executive Officer based on a number of factors. The goal of the Compensation Committee is to grant compensation consistent with compensation granted to other chief executive officers of companies in the same industry. Mr. O’Leary’s compensation is set forth in his employment agreement, which was negotiated by the Compensation Committee and approved by the Board of Directors. The Compensation Committee consulted with various advisors and reviewed studies provided by an outside compensation consultant. Mr. O’Leary received no cash bonus in 2002.

The Current Committee recommended and, on August 1, 2002, Mr. O’Leary was granted, options to purchase 300,000 shares of Common Stock with a per share exercise price of $10.05, which represents the fair market value of the Common Stock on the date of grant, in connection with his agreement to serve on an indefinite basis as Chief Executive Officer during the Company’s search for a permanent Chief Executive Officer. As part of Mr. O’Leary’s employment agreement, the Current Committee further recommended and, on November 4, 2002, Mr. O’Leary was granted, options to purchase 800,000 shares of Common Stock with a per share exercise price of $8.32, which represents the fair market value of the Common Stock on the date of grant. These grants were determined by the Current Committee based on factors such as the Company’s overall performance, Mr. O’Leary’s individual performance, the compensation of similarly situated executives at comparable corporations, and negotiations with Mr. O’Leary.

Under the auspices of the Prior Committee, Mr. Panic received bonuses totaling $33,550,000 approved by both the Prior Committee and the Board of Directors as constituted at that time. Of that amount, $33,050,000 was paid upon completion of the Ribapharm Offering, $450,000 was based on the Company’s performance in 2001 and $50,000 was based on certain acquisitions by the Company completed in 2002. In addition, the Prior Committee recommended and, on March 1, 2002, Mr. Panic was granted options to purchase 225,000 shares of Common Stock with a per share exercise price of $27.66. The exercise price represents the fair market value of the Common Stock on the date of grant. In January of 2002, the Prior Committee also permitted Mr. Panic to surrender 197,409 Options with an exercise price of $17.99, and 169,578 Options within an exercise price of $26.24, for 99,291 shares of Common Stock. The Company recorded a compensation expense of $3,000,000 in the first quarter of 2002 as a result of these surrenders.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code (the “Code”), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1,000,000 in any taxable year beginning after January 1, 1994 to the chief executive officer and any of the four other most highly compensated executive officers who are employed by ICN on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified “performance-based compensation,” the material terms of which are disclosed to and approved by the stockholders. The application of Section 162(m) is not expected to have a material impact on the Company.

Compensation and Benefits Committee

Randy H. Thurman, Chairman

Steven J. Lee

Lawrence N. Kugelman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of Messrs. Thurman, Lee, and Kugelman, each of whom is a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Mr. Koppes also served as a member of the Committee prior to Mr. Kugelman’s appointment as a director of the Company. None of these members is a current or former officer of the Company. Prior to the 2002 Annual Meeting of Stockholders, the Compensation Committee consisted of Messrs. Norman Barker, Jr. and Stephen D. Moses and Ms. Rosemary Tomich. None of those persons currently serves as a director of the Company. Mr. O’Leary is a director and serves as a member of the Compensation Committee, and Mr. Thurman is the President and Chief Executive Officer, of Viasys Healthcare, Inc. There were no other committee interlocks with other companies in 2002 within the meaning of the Securities and Exchange Commission’s proxy rules.

AUDIT COMMITTEE REPORT

Following the 2002 Annual Meeting of Stockholders, the Audit Committee was reconstituted and was then composed entirely of independent non-management directors. The Board of Directors revised the Audit Committee’s charter, a copy of which is attached in Annex A to this Proxy Statement. The charter is designed to comply with current regulatory requirements, and will be reviewed at least annually for compliance with evolving requirements. All Audit Committee members meet the existing independence and financial experience requirements of the New York Stock Exchange.

The following statement made by the members of the Audit Committee will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and will not otherwise be deemed filed under such Acts.

During the year 2002, at its meetings, the Committee met with the senior members of the Company’s financial management team, the Company’s general counsel and our independent auditors. The Committee’s agenda is established by the Committee’s chairman. The Committee had private sessions with the Company’s independent auditors at which candid discussions of financial management, accounting, and internal control issues took place.

The Committee recommended to the Board of Directors the engagement of PricewaterhouseCoopers LLP as our independent auditors for the year ended December 31, 2002 and reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls and the quality of the Company’s financial reporting. Although its revised charter authorizes the Committee to appoint the independent auditor, the Committee will initiate with this Annual Stockholders Meeting a practice of recommending that the Board ask the stockholders, at the Annual Stockholders Meeting, to ratify the Committee’s selection of the independent auditor.

Management has reviewed and discussed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited consolidated financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

In the second quarter of this year, the Company’s new management proposed and the Audit Committee approved, the implementation of a new world-wide certification procedure designed to assist the Chief Executive Officer and Chief Financial Officer in complying with their new certification obligations under the

Sarbanes-Oxley Act of 2002. Under this new quarterly certification procedure, each national and regional manager (and business manager), and their respective financial managers are required to make certifications as to their countries or regions comparable to the certifications required by the Chief Executive Officer and Chief Financial Officer for the Company. To facilitate this new procedure, a revised corporate Code of Conduct was introduced and promulgated across the Company.

In its meetings with representatives of the independent auditors, the Committee asks them to address, and discuss their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•	Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

•	Based on the auditors’ experience, and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles, and Securities and Exchange Commission disclosure requirements?

The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight. The Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380), as may be modified or supplemented, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed PricewaterhouseCoopers LLP’s independence with representatives of PricewaterhouseCoopers LLP.

Following the 2002 Annual Meeting of Stockholders, in order to establish an appropriate base line for the future, the Audit Committee retained the independent accounting firm of Ernst and Young LLP to conduct a review of the accounting practices at the Company. That review was completed and a report filed with the Audit Committee in November of 2002. The Committee concluded that there were no material problems identified in the report that were not already being addressed by the Company.

In the fall of 2002, the Committee conducted a review of the Company’s internal audit function and made a decision to strengthen internal audit through an outsourced contract. After a further review, Ernst and Young LLP was retained to manage the Company’s internal audit function effective January 1, 2003.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the Securities and Exchange Commission. The Committee also reviews quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditor. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Audit Committee

Edward A. Burkhardt, Chairman

Richard H. Koppes

Ronald R. Fogleman

PERFORMANCE GRAPH

The following graph compares ICN’s cumulative total stock return on the Common Stock with the cumulative return on the Standard & Poor’s Mid Cap 400 Index (“S&P Mid Cap 400 Index”), and the 5-Stock Custom Composite Index (“Composite Index”) for the five years ended December 31, 2002. While in the past and for the present, the Composite Index consists of Allergan Inc., Elan Corporation plc, Forest Laboratories, Inc.—Class A, Mylan Laboratories Inc. and Watson Pharmaceuticals Inc., the Company will evaluate the continued use of these constituent companies and may change them as ICN progresses with the implementation of its strategic plan. The graph assumes an initial investment of $100 on December 31, 1997 and that all dividends were reinvested.

Based on reinvestment of $100 beginning December 31, 1997

	Dec 97	Dec 98	Dec 99	Dec 00	Dec 01	Dec 02
ICN Pharmaceuticals, Inc.	$100	70	79	97	107	36
S&P Mid Cap 400 Index	$100	118	133	155	152	129
Custom Composite Index (5 Stocks)	$100	179	180	320	317	287

CERTAIN TRANSACTIONS

See “EXECUTIVE COMPENSATION AND RELATED MATTERS—Certain Indebtedness of Former Executive Officers and Other Transactions” for information concerning outstanding loans to executive officers of the Company.

Coudert Brothers, LLP, a law firm of which our Executive Vice President, General Counsel and Corporate Secretary, Gregory Keever, is a member, billed the Company for legal fees of approximately $7,192,300 in 2002. Mr. Keever has not participated in the profits of the law firm during his employment at the Company.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as independent auditors for fiscal year ending December 31, 2003, subject to ratification of the appointment by the stockholders. PricewaterhouseCoopers LLP has served as the Company’s independent auditors for many years and is considered by management to be well qualified.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and such representative will have an opportunity to make a statement if desired. Further, such representative will be available to respond to appropriate stockholder questions directed to him or her.

INDEPENDENT AUDITOR FEES

Audit Fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2002 and December 31, 2001 for the audit of the Company’s consolidated annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q, or services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for those fiscal years, were approximately $4,065,000 and $7,914,000, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2002 and December 31, 2001 that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were $781,000 and $603,000, respectively.

Audit-related fees related to fees for assistance with the following: various mergers and acquisition activities, the review of the Company’s global cost accounting structure, and the audit of the Schering-Plough license agreement royalty.

Tax Fees

The aggregate fees billed for tax compliance, tax advice, and tax planning services rendered by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2002 and December 31, 2001 were $1,609,000 and $2,372,000, respectively.

All Other Fees

In addition to the fees described above, aggregate fees of $9,000 and $235,000 respectively, were billed by PricewaterhouseCoopers LLP during the years ended December 31, 2002, and December 31, 2001 primarily for financial information systems implementations and design and miscellaneous research items and other services performed.

Under its revised charter, the Audit Committee is now responsible for preapproving all audit and permitted non-audit services to be performed for the Company by its independent public accountants, subject to the miminis exceptions permitted under the Sarbanes-Oxley Act of 2002. The Audit Committee is currently in the process of establishing policies and procedures for the preapproval of such services, as contemplated by the Sarbanes-Oxley Act of 2002.

The Audit Committee has considered whether the provision of permitted non-audit professional services rendered by PricewaterhouseCoopers LLP is compatible with maintaining their independence and believes that the provision of such services is so compatible.

VOTE REQUIRED

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. After a quorum is established, ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy at the Annual Meeting and entitled to vote generally. The Board of Directors recommends stockholders vote for the ratification of the approval of the independent auditors. A properly executed and returned proxy in the form enclosed with this Proxy Statement will be voted for PricewaterhouseCoopers LLP unless a vote against PricewaterhouseCoopers LLP or an abstention is specifically indicated. If no vote is specifically indicated, the proxy will not be voted with respect to the proposal. An abstention will have the effect of a vote against ratification of PricewaterhouseCoopers LLP, and a broker non-vote will have no effect since it will not be considered “shares present” for voting purposes.

The Board of Directors of the Company recommends that the stockholders vote FOR Proposal No. 2.

PROPOSAL NO. 3

APPROVAL OF ICN PHARMACEUTICALS, INC. 2003 EQUITY INCENTIVE PLAN

The ICN Pharmaceuticals, Inc. 2003 Equity Incentive Plan (the “Incentive Plan”) was approved by the Board of Directors in April 2003, subject to its approval by the stockholders of the Company. The Incentive Plan is an amendment and restatement of the Company’s Amended and Restated 1998 Stock Option Plan (the “Option Plan”). The Incentive Plan increases the number of shares of Common Stock which may be subject to stock options and other types of stock awards granted under the Incentive Plan from 11,604,000 to 18,104,000 in the aggregate. The other principal amendments to the Option Plan are the following: the provision of other types of equity incentive awards, including, but not limited to, restricted stock, phantom stock, stock appreciation rights, and stock bonuses; the provision of initial nonemployee director grants and increased amounts for annual nonemployee director grants; a modification of the change in control definition; and the elimination of a cash payment automatically payable upon the surrender of nonqualified options for cancellation in the event of a change in control. The Board adopted the Incentive Plan to secure and retain the services of employees, directors and consultants of the Company and its affiliates, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. While options have previously been granted under the

Option Plan no options, warrants or rights have been granted with respect to the additional securities authorized for issuance under the Incentive Plan. Information regarding options granted to the Named Executive Officers, directors, and nominees for directors, and to all employees as a group, under the Option Plan during 2002, are reported elsewhere in this Proxy Statement. During 2002, 2,612,500 options were granted to all current executive officers as a group, 111,250 options were granted to all current directors who are not (and who were not at the time of grant) executive officers as a group, and 778,875 options were granted to employees, including current officers but excluding Named Executive Officers, as a group, under the Option Plan.

If the Incentive Plan is approved by the stockholders of the Company, as of April 1, 2003, the number of shares issued under the Incentive Plan is 2,152,813, the number of shares covered by outstanding options is 5,361,187 (in each case, based on shares previously issued and options then outstanding under the Option Plan), and the number of shares reserved for awards to be granted is 10,590,000. The Incentive Plan is set forth in Annex B. The essential features of the Incentive Plan are outlined below.

PLAN DESCRIPTION

General Information

The Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, phantom stock and stock bonuses (collectively “awards”). Incentive stock options granted under the Incentive Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The closing price of the Company’s Common Stock on the New York Stock Exchange as of April 21, 2003, was $8.19.

Administration

The Incentive Plan is administered by the Compensation and Benefits Committee of the Board of Directors (the “Committee”), or a subcommittee thereof that is comprised of not less than two directors, each of whom is a nonemployee director for purposes of Rule 16b-3 under the Exchange Act and an outside director within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. Subject to the provisions of the Incentive Plan, the Committee has full authority to implement and administer the Incentive Plan, including, the authority to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the type and number of awards to be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, and the type of acceptable consideration. However, the Committee will not have the right, without first obtaining stockholder approval, to amend an outstanding award to reduce its exercise price or to cancel an outstanding award and grant an award with a lower exercise price in exchange.

Stock Subject to the Incentive Plan

Subject to this Proposal, the maximum number of shares of Common Stock available for issuance under the Incentive Plan is 18,104,000, except as described below under the caption “Adjustment Provisions,” and the maximum number of shares of Common Stock that may be awarded pursuant to incentive stock options is 18,104,000. Within this overall maximum number, the following limits apply to particular types of awards: (i) 5,295,000 shares of Common Stock may be awarded as options with an exercise price that is less than 100% of the fair market value of the Common Stock on the date of grant; and (ii) 500,000 shares may be issued as phantom stock awards or restricted stock awards for which a participant pays less than the fair market value of the Common Stock on the date of grant. If an award granted under the Incentive Plan expires or otherwise terminates without an issuance of shares, the shares of Common Stock subject to such awards will again become available for issuance under the Incentive Plan. If shares of Common Stock are not issued because such shares instead are used to satisfy an applicable tax withholding requirement or other obligation to the Company in connection with the option exercise, then such shares will again be available for issuance under the Incentive Plan. In addition, if the exercise price of any option is satisfied by the tender of shares of Common Stock to the Company, only the number of shares of Common Stock issued net of any shares so tendered will be deemed issued to the participant. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan.

Eligibility

Incentive stock options and related stock appreciation rights may be granted only to employees (including officers) of the Company and its affiliates, as the Committee may determine. All other types of awards may be granted to officers, employees, directors, service providers and consultants of the Company and its affiliates, as the Committee may determine. All of the approximately 11,000 employees of the Company and its affiliates are eligible to receive awards under the Incentive Plan. The Incentive Plan contains certain restrictions related to grants of incentive stock options. In addition, no person may be granted during any calendar year (i) options or stock appreciation rights exercisable for more than 1,000,000 shares of Common Stock, or (ii) restricted stock awards covering more than 100,000 shares of Common Stock (“Section 162(m) Limitation”).

Stock Options (Other Than Director Options)

The exercise price of incentive stock options must be at least 100% of the fair market value of the Common Stock on the date of the grant and, in some cases, at least 110% of such fair market value. The exercise price of nonqualified options must be at least 85% of the fair market value of the Common Stock on the grant date. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “Federal Income Tax Information.” The exercise price must be paid (i) in cash, (ii) by delivery of other shares of Common Stock owned by the participant for at least 6 months (or such other period of time required to avoid a charge to earnings for financial accounting purposes), or (iii) by any other method as the Committee may authorize. Options may become exercisable in cumulative increments (“vest”) as determined by the Committee. The Committee may accelerate the vesting of an option.

The maximum term of options is 10 years, except that in certain cases the maximum term of incentive stock options is five years. If a participant’s service with the Company terminates for any reason other than cause (as defined in the Incentive Plan), his or her options will remain exercisable for the period provided in the participant’s option agreement, but in no event following the expiration of the option’s term. If a participant’s service terminates for cause, his or her options will expire on the termination date.

Director Options

The Incentive Plan provides for automatic non-discretionary grants of nonqualified options (“Director Options”) to nonemployee directors. Each nonemployee director will receive a Director Option to purchase 25,000 shares (“Initial Director Option”) on the date he or she first becomes a nonemployee director, prorated to reflect the number of full months remaining in the Company’s current fiscal year. Each nonemployee director will also receive, on the date of each annual stockholders meeting immediately following which such person remains a nonemployee director, a Director Option to purchase 25,000 shares (“Annual Director Option”). In each case, the 25,000 option amount is a maximum limit, and the Board of Directors may prescribe a lower grant for a given fiscal year. At present, the Board has adopted an annual grant of 15,000 options for nonemployee directors, but is reviewing this award level with a nationally recognized compensation consulting firm.

The exercise price of Director Options will be 100% of the fair market value of the Common Stock on the grant date. The exercise price of Director Options may be paid in any form described under “Stock Options (Other Than Director Options)” above. Except as otherwise provided in an individual option agreement, a

Director Option will vest with respect to 25% of the shares on each of the first four anniversaries of the grant date, provided that the director’s service has not terminated before such vesting dates. The Committee has the power to accelerate the time during which a Director Option may vest or be exercised. The maximum term of Director Options is 10 years. If the director’s service is terminated, vested Director Options may terminate or may be exercised for some period following termination, depending on the reasons for termination. The treatment of unvested Director Options will be set forth in individual option agreements.

In lieu of a Director Option, the Committee may grant the nonemployee director a number of shares of restricted stock or phantom stock that has an economic value equal to the value of the option covering the number of shares of Common Stock that otherwise would be granted as a Director Option. Such restricted stock awards will be at a purchase price per share that will not exceed the par value of the Common Stock, will vest on the same terms as Director Options, and will be subject to such other terms and conditions as determined by the Committee.

Restricted Stock Awards

The Committee determines the purchase price under a restricted stock award, which, to the extent required by law, will not be less than the par value of the Common Stock on the grant date. Shares of restricted stock may be subject to restrictions or conditions in accordance with a vesting schedule as determined by the Committee.

The vesting of restricted stock awards granted to covered employees (within the meaning of Section 162(m) of the Code) may be based on the attainment by the Company or any of its divisions or business units of performance goals pre-established by the Committee, based on one or more of the following criteria (as determined in accordance with generally accepted accounting principles): (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) budget comparisons; (10) implementation or completion of critical projects or processes; (11) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions; (12) the attainment of a specified market price of Common Stock or stock of a subsidiary; (13) economic value; (14) economic profit; and (15) any combination of, or a specified increase in, any of the foregoing. To the extent permitted under Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Performance goals may include a threshold level of performance below which no award will be earned, levels of performance at which an award will become partially earned and a level at which an award will be fully earned.

Except as otherwise provided in an individual agreement, upon the termination of a participant’s employment for any reason other than cause, shares then subject to transfer restrictions will be forfeited and reacquired by the Company. If a participant is terminated for cause, restricted shares will be forfeited and returned to the Company. In each case, the Company will repay any amount paid by the participant for such shares, without interest.

Phantom Stock and Stock Bonus Awards

The Committee will establish a vesting schedule for shares under a phantom stock award at the time of grant. Within 30 days after such vesting, a participant will receive a number of shares of Common Stock equal to the number of shares of vested phantom stock. The Committee may impose such restrictions and conditions to vesting as it deems appropriate, and may accelerate the vesting of, or waive any condition imposed under, any award. The vesting of phantom stock granted to covered employees (within the meaning of Section 162(m) of the Code) may be based on the attainment by the Company of one or more of the performance criteria described under “Terms of Restricted Stock Awards—Performance Criteria” above. Except as otherwise provided in an individual agreement, shares under a phantom stock award that have not vested will be forfeited upon the participant’s termination of employment for any reason.

The Committee may grant stock bonus awards under the Incentive Plan, and will deliver any shares under such stock bonus awards as soon as practicable after the grant date.

Stock Appreciation Rights

The Incentive Plan authorizes three types of stock appreciation rights. Tandem stock appreciation rights are tied to an underlying stock option and require the participant to elect whether to exercise the option or surrender it for a payment equal to the fair market value of the underlying shares, less the aggregate option exercise price. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically when the option is exercised. The participant receives a payment equal to the fair market value of the underlying shares, less the aggregate option exercise price. Independent stock appreciation rights are granted independently of any option and entitle the participant to receive upon exercise a payment equal to the fair market value of that number of shares of Common Stock equal to the number of share equivalents in which the participant is vested less an amount determined by the Committee at the time of grant that will be at least 85% of the aggregate fair market value of such stock on the grant date. In each case, payments must be made in cash, or if so provided in an individual agreement, in shares of Common Stock. The Committee may accelerate the vesting of, or waive any condition imposed under, any stock appreciation right.

Other Provisions

In the event of certain extraordinary corporate transactions, the Committee may change the type(s), class(es) and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such awards.

Upon a change in control (as defined in the Incentive Plan), (i) all outstanding options (including Director Options) will vest, and upon termination of a participant’s employment or service following a change in control, his or her options may be exercised for one year after termination, but not beyond the term of the option, (ii) all outstanding shares of restricted stock will vested, and all restrictions on such shares will immediately lapse, and (iii) all outstanding shares of phantom stock will vest, and payment for such shares will be made in accordance with the Incentive Plan.

Whenever shares of Common Stock are to be delivered pursuant to an award under the Incentive Plan, the participant may satisfy any related federal, state or local tax withholding obligation by a cash payment or by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by a combination of these means. The Committee may award a tax bonus to a participant to be paid upon the acquisition of shares under the Incentive Plan.

Duration, Amendment and Termination

The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Incentive Plan will terminate on the tenth anniversary of its effective date. The Board may also amend the Incentive Plan at any time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code, other applicable law, or applicable stock exchange requirements. The Board may submit any other amendment for stockholder approval, including amendments intended to satisfy the requirements of Section 162(m) of the Code.

Federal Income Tax Information

Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded incentive stock options under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from option grant date and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the exercise date over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonqualified Stock Options, Restricted Stock Awards, Phantom Stock Awards and Stock Bonus Awards. Nonqualified stock options, restricted stock awards and stock bonus awards granted under the Incentive Plan generally have the following federal income tax consequences.

For nonqualified stock options, there are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock.

Upon the receipt of shares under a restricted stock award, the participant normally will recognize ordinary income equal to the excess of the stock’s fair market value over the purchase price, if any, for the restricted stock. However, an exception to this general rule may apply if the stock is subject to certain types of vesting restrictions such that it is subject to a “substantial risk of forfeiture” (as defined in Section 83 of the Code). In such event, unless the participant makes a Section 83(b) election under the Code within 30 days after the acquisition of the restricted stock, he or she generally will not recognize any income until such “substantial risk of forfeiture” lapses, and the income recognized will be based on the fair market value of the stock on such future date. In addition, the participant’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin on the date the “substantial risk of forfeiture” lapses. If a participant files a Section 83(b) election, he or she must report ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any. When the participant later sells such shares, any additional gain or any loss will be characterized as capital gain or loss, which will be long-term or short-term depending on the length of time the shares are held.

There are no tax consequences to the participant or the Company by reason of the grant of a phantom stock award or stock bonus award. Upon receipt of the stock pursuant to a phantom stock award, the participant normally will recognize taxable ordinary income equal to the fair market value on the date of receipt. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the restrictions lapse, unless the participant elects to be taxed on receipt of the stock by filing a Section 83(b) election. Upon receipt of the stock pursuant to a stock bonus award, the participant normally will recognize taxable ordinary income equal to the stock’s fair market value on the date of receipt.

For employees, the Company generally is required to withhold from wages an amount based on the ordinary income recognized by the employee in connection with each type of award. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the employee.

Upon disposition of the stock acquired pursuant to a nonqualified stock option, a restricted stock award, a phantom stock award or a stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company must withhold from the payment made on exercise or from the employee’s wages an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified performance-based compensation, are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of outside directors, the plan specifies the class of employees eligible to receive such awards and contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the eligible employee class and the per-employee limitation are approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant.

Stock options with exercise prices of less than fair market value on the grant date, stock bonus awards and restricted stock awards will qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m) only if (i) the award is granted by a compensation committee comprised solely of outside directors, (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

VOTE REQUIRED

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. After a quorum is established, approval of the Incentive Plan requires the affirmative votes of the holders of a majority of the shares of Common Stock present, in person or by proxy at the Annual Meeting. A properly executed and returned proxy in the form enclosed with this Proxy Statement will be voted for the Incentive Plan, unless a vote against the Incentive Plan or abstention is specifically indicated. An abstention will have the effect of a vote against approval of the Incentive Plan, and a broker non-vote will have no effect since it will not be considered “shares present” for voting purposes. If the Incentive Plan is not approved by the stockholders, the Option Plan will remain in effect without amendment or restatement.

The Board of Directors recommends a vote FOR Proposal No. 3.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance.

Plan Category (1)	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity compensation plans approved by security holders	5,550,666	$19.81	4,480,000
Equity compensation plans not approved by security holders	—	—	—

(1)	Includes the Company’s 1992 Employee Incentive Stock Option Plan, 1992 Non-Qualified Stock Plan, 1994 Stock Option Plan, and 1998 Stock Option Plan. The Company has also issued shares of restricted stock under the Executive Long-Term Incentive Plan. No shares are specifically reserved for issuance under the Executive Long-Term Incentive Plan.
(2)	Excludes securities listed in “Number of securities to be issued upon exercise of outstanding options, warrants and rights.”

PROPOSAL NO. 4

APPROVAL OF ICN PHARMACEUTICALS, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

The ICN Pharmaceuticals, Inc. 2003 Employee Stock Purchase Plan (the “Purchase Plan”) was approved by the Board of Directors in April 2003, subject to its approval by the stockholders of the Company. There are 7,000,000 shares of Common Stock reserved for issuance under the Purchase Plan, plus an annual increase described below in “Stock Subject to Purchase Plan.” The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock through payroll deductions to assist the Company in securing and retaining the services of employees, and to provide incentives for employees to exert maximum efforts for the success of the Company. All of the approximately 11,000 employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Purchase Plan is set forth in Annex C. The essential features of the Purchase Plan are outlined below.

PLAN DESCRIPTION

Administration

The Compensation Committee administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Compensation Committee has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company may participate in the Purchase Plan.

Stock Subject to Purchase Plan

Subject to this Proposal, an aggregate of 7,000,000 shares of Common Stock is reserved for issuance under the Purchase Plan, plus an annual increase on the first day of the Company’s fiscal year for a period of ten years, commencing on January 1, 2005 and ending on (and including) January 1, 2015 (each such day, a “Calculation Date”), equal to the least of (i) 1.5% of the shares of Common Stock outstanding on each such Calculation Date, (ii) 1,500,000 shares of Common Stock, or (iii) a number of shares that may be determined by the Compensation Committee. If rights granted under the Purchase Plan expire, lapse, or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Certain transactions, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Offerings

The Purchase Plan is implemented by offerings of rights to eligible employees from time to time by the Compensation Committee. The maximum length for an offering is 27 months. The initial offering is expected to be approximately 27 months long and will be divided into four shorter “purchase periods” that are each approximately 6 months long, except for the initial purchase period that is approximately 9 months long. Each offering after the initial offering is expected to be approximately 6 months long.

Eligibility

To be eligible to participate in an offering, the Compensation Committee may require a person to be customarily employed for more than 20 hours per week and five months per calendar year by the Company on the first day of the offering, and/or satisfy any continuous service requirement that may be imposed by the Compensation Committee. The Compensation Committee may provide that officers of the Company who are “highly compensated” as defined in the Code may not participate in the Purchase Plan.

In addition, no employee may participate in the Purchase Plan if, immediately after the grant of purchase rights, he or she would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. No employee may accrue the right to purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year. In addition, the

Compensation Committee may specify a maximum number of shares that may be purchased by any participant on any purchase date during an offering, and/or a maximum aggregate number of shares that may be purchased by all participants on any purchase period or under any offering.

Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board of Directors as the offering date, an agreement authorizing payroll deductions of up to 25% of such employees’ total compensation during the offering. The purchase price at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

Purchase of Stock

The purchase price of the shares is accumulated by payroll deductions during the offering. A participant may not begin such payroll deductions after the beginning of any offering, except, if the Compensation Committee provides in an offering, in the case of an employee who first becomes eligible to participate as of a date specified during the offering. A participant may reduce or increase his or her rate of payroll deductions as the Compensation Committee may provide in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

Withdrawal

A participant may withdraw from a given offering by terminating his or her payroll deductions and delivering a withdrawal notice to the Company at any time up to a certain period of time, as determined by the Board of Directors, prior to the end of the applicable offering purchase period. Upon any withdrawal, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of Common Stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering, but may be eligible to participate in subsequent offerings.

Rights granted pursuant to any offering terminate immediately upon cessation of an employee’s employment, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Effect of Certain Corporate Transactions

In the event of certain extraordinary corporate transactions, any surviving or acquiring corporation may continue or assume rights outstanding under the Purchase Plan or may substitute similar rights. If any surviving or acquiring corporation does not assume such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of Common Stock immediately prior to the corporate transaction under the ongoing offering and the participants’ rights under the ongoing offering will terminate.

Duration, Amendment and Termination

The Compensation Committee may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate when all shares of Common Stock reserved for issuance under the Purchase Plan, as increased and/or adjusted from time to time, have been issued. The Compensation Committee may amend the Purchase Plan at any time. Any amendment must be approved by the stockholders if the amendment is necessary for the Purchase Plan to satisfy Section 423 of the Code or other applicable laws and regulations. Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by such amendment or termination except (i) with the consent of the employee or (ii) as necessary to comply with any laws or governmental regulations.

Federal Income Tax Information

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of Common Stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares. If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

VOTE REQUIRED

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. After a quorum is established, approval of the Purchase Plan requires the affirmative votes of the holders of a majority of the shares of Common Stock present, in person or by proxy at the Annual Meeting. A properly executed and returned proxy in the form enclosed with this Proxy Statement will be voted for the Purchase Plan, unless a vote against the Purchase Plan or abstention is specifically indicated. An abstention will have the effect of a vote against approval of the Purchase Plan, and a broker non-vote will have no effect since it will not be considered “shares present” for voting purposes.

The Board of Directors recommends a vote FOR this Proposal No. 4.

OTHER

STOCKHOLDER PROPOSALS

The Company’s Amended and Restated Certificate of Incorporation provides that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting stockholders, must provide timely notice thereof in writing. To be timely, a stockholder’s notice generally must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the scheduled date of the annual meeting, regardless of any postponement, deferral or adjournment of that meeting. However, if less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be given not later than the close of business on the 10th day following the earlier of (i) the day on which the notice of the date of the meeting was mailed, or (ii) the day on which such public disclosure was made.

Any stockholder wishing to submit a proposal to be included in the proxy materials relating to the Company’s 2004 Annual Meeting must submit such proposal to the Company so that it is received by the Company at its principal executive offices (3300 Hyland Avenue, Costa Mesa, California 92626, Attention: Secretary) no later than December 26, 2003.

ANNUAL REPORT

The Annual Report to Stockholders for the year ended December 31, 2002 (including audited financial statements) is being mailed to stockholders with this Proxy Statement. The Annual Report does not form part of the material for the solicitation of proxies.

PROXY SOLICITATION

The costs of preparing and mailing this Notice and Proxy Statement and the enclosed form of proxy will be paid by the Company. In addition to soliciting proxies by mail, employees of the Company may, at the Company’s expense, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. The Company has retained MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies. The Company will pay fees to MacKenzie not to exceed $7,500, plus reasonable out-of-pocket expenses incurred by them. The Company will pay brokers, nominees, fiduciaries and other custodian their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.

MISCELLANEOUS

The Board of Directors knows of no other matters which are likely to come before the Annual Meeting. If any other matters, of which the Board is not now aware, should properly come before the Annual Meeting, it is intended that the person named in the accompanying form of proxy will vote such proxy (which confers discretionary authority upon such person to vote on such matters) in accordance with his best judgment on such matters.

By Order of the Board of Directors,

Robert W. O’Leary
Chairman of the Board

Costa Mesa, California

April 25, 2003

THE COMPANY WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: SECRETARY, ICN PHARMACEUTICALS, INC., 3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.ICNPHARM.COM.

Annex A

CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

ICN PHARMACEUTICALS, INC.

(a Delaware corporation)

Function

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors in monitoring (1) the integrity of the Company’s financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the Company’s compliance with legal and regulatory requirements.

The Committee’s mandate includes free and open communication between it and the Company’s independent auditors, internal auditors (including those providing internal audit services on an out-sourced basis) and financial management. The Company’s independent auditors are ultimately accountable to the Board of Directors and the Committee, and the Committee shall have the authority to approve, change, retain and otherwise control the relationship between the Company and the independent auditors.

Composition

The Board of Directors shall designate annually three or more directors to serve as the Committee, with one member appointed as Chair of the Committee. Members of the Committee shall meet the independence requirements and other qualifications prescribed by the New York Stock Exchange, the Securities Exchange Act of 1934, and the Securities and Exchange Commission. At least one member of the Committee shall be an audit committee financial expert, in accordance with the rules and regulations of the Securities and Exchange Commission.

Authority

In carrying out its responsibilities, the Committee may conduct whatever investigations relating to the Company’s financial affairs, records, accounts, reports, controls or activities as the Committee, in its discretion, deems desirable or as the Board of Directors may, from time to time, request.

The Committee will have free (and, if requested by the Committee, private) access to the Company’s independent auditors and its internal auditing, financial management and legal counsel staffs, and any other personnel requested by the Committee, in order for the Committee to perform its duties and satisfy its responsibilities. The Committee may also employ any outside experts, legal counsel or other personnel deemed by the Committee in its collective judgment to be reasonably necessary, and in the best interest of the Company, to enable the Committee to ably perform its duties and satisfy its responsibilities. It is understood that any such outside experts, legal counsel or other personnel shall act for and on behalf of, and shall be responsible to the Company, and not any individual Committee member or director as an individual. Fees and expenses of any such personnel shall be paid by the Company in accordance with such arrangements as the Committee may make.

Responsibilities

The Audit Committee has the following responsibilities:

1.	Select Independent Auditors

(A)	Appoint and replace the Company’s independent auditors who shall report directly to the Committee. Review and evaluate the lead partner of the independent auditor team.

(B)	Review and discuss with the independent auditors the scope and timing of their audit, including the coordination of procedures and locations to be visited by the independent auditors and internal auditors. In conducting this review, the Committee will review with the independent auditors, internal auditors and Company financial management the risk assessments used in determining scope.

(C)	Review with management and the independent auditors the annual fees charged for the external audit and for any other services performed by the independent auditors. The Committee shall be directly responsible for approving the fees and compensation to be paid to the independent accountants.

(D)	Except as otherwise permitted under the Sarbanes-Oxley Act of 2002 or other applicable laws or regulations, preapprove all audit and permitted non-audit services (including the fees and terms thereof) by the independent auditors, and establish policies and procedures to govern management’s engagement of the independent auditors for any permitted non-audit services.

(E)	Discuss with the independent auditors the matters included in the annual written communication that the independent auditors are required to submit to the Company by the Independence Standards Board. Such discussions should include relationships between the independent auditors and the Company that may impact the objectivity and independence of the independent auditors and compatibility of non-audit services with the auditors’ independence. Recommend that the Board of Directors take action, if appropriate, in response to the independent auditors’ statement to satisfy itself of the independent auditors’ independence.

(F)	Periodically reassess the effectiveness of the independent auditors. In carrying out this assessment, the Committee, with the assistance of independent expertise, will consider, among other matters, the following:

•	the competency and qualifications of the individuals involved in the audit,

•	the quality of the audit process,

•	responsiveness and service levels,

•	appropriate audit firm executive involvement in the audit,

•	the firm’s and the engagement team’s independence with respect to the Company and management, and

•	the independent auditors’ quality control procedures.

2.	Review of Annual Financial Statements and Audit Results

(A)	After completion of each annual audit, review the Company’s accounting policies and practices and the annual financial statements to be included in the Company’s annual report on Form 10-K and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition with the Company’s financial management and independent auditors, and recommend to the Board of Directors whether the audited financial statements should be included in the company’s Form 10-K.

(B)	After completion of each annual audit, meet with the independent auditors to review the results of their examination, including their opinion and any related comments. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and 90 relating to the conduct of the audit.

(C)	Secure the independent auditors’ views about the appropriateness, not just the acceptability, of the Company’s accounting policies and practices and the clarity of the financial disclosures used by management.

(D)	Secure the independent auditors’ views about whether management’s choices of accounting policies are conservative, moderate or aggressive and as to whether alternative choices of policies would present a materially different financial position and results of operations. Resolve any disagreements between the independent accountants and management.

(E)	After completion of each annual audit, determine through discussion with the independent auditors that no restrictions were placed by management on the scope of their examination or its implementation and that there was a free exchange of information.

3.	Review of Quarterly Financial Statements and Press Releases. Review with the Company’s financial management and independent auditors the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q and the related Management Discussion and Analysis of Results of Operations and Financial Condition. Discuss with management earnings press releases, and financial information and earnings guidance provided to securities analysts and ratings agencies Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). Review quarterly reports from the independent auditors required by applicable laws, regulations, or accounting standards.

4.	Review Internal Controls

(A)	Review with the independent auditors, internal auditors and the Company’s financial management the adequacy and effectiveness of the Company’s internal controls and elicit any recommendations they may have for improvement.

(B)	Review on a continuing basis the Company’s compliance with the Foreign Corrupt Practices Act of 1977.

(C)	Review the adequacy and implementation of the internal audit function, including a review of the scope and results of its program, and the organizational structure, budget, staffing and qualifications of the internal audit department, or of the external entity or entities performing the internal audit function on an out-sourced basis.

(D)	Analyze any internal control deficiencies, disclosure policy deficiencies and management or employee fraud identified in connection with the Chief Executive Officer and Chief Financial Officer certifications provided to the Securities and Exchange Commission.

(E)	Approve procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

5.	Compliance. Review the processes and procedures established by the Company from time to time to ensure compliance by the Company with legal and regulatory requirements applicable to it; and monitor, as it determines to be appropriate under the circumstances (but not to any lesser degree than is or may be required under the provisions of any law or any agreement binding upon the Company) the Company’s adherence to legal and regulatory requirements applicable to its businesses.

6.	Conflicts of Interest. If and to the extent not conducted by the Governance Committee (or in the case of transactions in which a member of the Governance Committee who is not a member of the Audit Committee has an interest) conduct a review of transactions or proposed transactions in which a member of the Board of Directors of the Company has an interest that conflicts with the interests of the Company and make recommendations to the Board of Directors regarding any such transaction.

7.	Annual Reports. Annually report to the Board of Directors with respect to its activities. Provide the Audit Committee report that is required by federal securities laws to be included in the Company’s proxy statement for its annual shareholders’ meeting.

8.	Review Charter. Annually review the adequacy of the Committee charter, and report any proposed modifications to the Board of Directors.

9.	Risk Management. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

CHARTER OF THE COMPENSATION AND BENEFITS COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

ICN PHARMACEUTICALS, INC.

(a Delaware corporation)

Purpose and Duties

The Compensation and Benefits Committee, as delegated by the Board of Directors (the “Board”), develops and administers a system of employee long-term and short-term compensation and performance-oriented incentives that are appropriate, competitive and properly reflect the objectives of the Company.

The duties of the Committee include:

•	Administration of the Company’s annual incentives, equity and long-term incentive plans.

•	Adoption and review of major compensation plans including Board compensation.

•	Approval of compensation for corporate officers and certain senior management.

Composition

The Committee will consist of at least two members selected by the Board. The Committee members will serve at the pleasure of the Board. Each member of the Committee must meet the requirements to qualify as an outside director under section 162(m) of the Internal Revenue Code and a non-employee director under Section 16 of the Securities Exchange Act of 1934. No person may be a member of the Committee if the director’s service on the Committee would violate any restriction the Internal Revenue Code, or any rule imposed by the Securities and Exchange Commission or any exchange on which shares of the common stock of the Company are traded.

Meetings

The Committee will meet at least four times each year and more frequently if circumstances warrant. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request. The Committee will keep written minutes of its meetings, which minutes will be recorded or filed with the books and records of the Company.

Committee Responsibilities and Authority

The Committee will have the following responsibilities and authority:

1.	To review and approve (consistent with authority delegated by the Board) policies, practices and procedures of the Company relating to the compensation of officers and other managerial employees and the establishment and administration of the Company’s employee benefit plans.

2.	To annually report to the board on the Company’s compensation policies, practices and procedures and to gain Board approval on any compensation matter that exceeds the Committee’s authority as delegated by the Board.

3.	To review, at least annually, the performance of the senior executive officers of the Company.

4.	To advise and consult with the Company’s senior executive officers regarding managerial personnel and development matters.

5.	To review and to make recommendations to the Board at least annually with respect to the compensation (including compensation under the incentive benefit plans and arrangements of the Company) of the senior executive officers of the Company and its subsidiaries.

6.	To interpret, administer and make awards to employees under the Company’s stock incentive plans and any other employee benefit plans and to exercise other authority granted to the Committee by such plans, and to review and approve management’s recommendations as to stock and compensation awards.

7.	To review and make recommendations to the Board as to any contractual or other special employment arrangements for officers and other management employees of the Company or any of its subsidiaries.

8.	To report annually, and at such additional times as may be required, to the stockholders of the Company as to the Committee’s compensation policies for the senior executive officers of the Company, and as to such other matters affecting the compensation payable to senior executive officers and other employees of the Company as may be necessary or appropriate.

9.	To perform such other duties as the Board may assign to the Committee.

10.	The Committee will periodically review this Charter and make recommendations to the Board regarding changes the Committee deems appropriate.

11.	The Committee may conduct investigations, studies and surveys and may review compensation practices in relevant industries to make certain that the Company remains competitive and is able to recruit and retain highly qualified personnel.

12.	The Committee may retain, at the expense of the Company, independent counsel or other consultants necessary to assist in fulfillment of its responsibilities and the exercise of its authority under this Charter.

13.	The Committee will establish an annual calendar for the orderly management of it’s responsibility.

14.	The Committee, at the direction of the full board, will evaluate the competitiveness of Directors compensation and make recommendations to the full board as appropriate.

CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

ICN PHARMACEUTICALS, INC.

(a Delaware corporation)

Purposes

The Corporate Governance Committee of the Board of Directors of ICN Pharmaceuticals develops and recommends corporate governance principles and guidelines applicable to the Board and the Company’s employees.

Composition

Size.    The size of the Committee shall be determined by the Board, subject to any requirements or limitations in the Company’s certificate of incorporation or by-laws. The Board believes that the Committee should always have at least three members.

Qualifications.    Each Committee member will be “independent” under the rules of the New York Stock Exchange. Desirable qualifications for Committee members include experience in corporate governance, business management, personnel or human resources management, and organizational behavior.

Selection.    The Board selects Committee members. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

Duties and Responsibilities

The Committee has the following duties and responsibilities:

1.	Develop Corporate Governance Guidelines. The Committee shall develop and recommend to the Board corporate governance guidelines applicable to the Board and the Company’s employees. At least annually, the Committee shall review those guidelines and recommend changes, if appropriate.

2.	Assist in Succession Planning. At least annually, the Committee shall report to the Board on succession planning, which shall include appropriate contingencies in case the Chairman of the Board, the CEO, or the Chairman and CEO retires or is incapacitated. The Committee shall assist the Board in evaluating potential successors to these key leadership positions.

3.	Review Possible Conflicts of Interest. The Committee shall consider possible conflicts of interest of Board members and management and make recommendations to prevent, minimize, or eliminate such conflicts of interest. Consistent with NYSE listing requirements and the Company’s code of business conduct and ethics, the Board will cause the Company to promptly disclose any waiver of the Company’s conflict of interest policy for a director or executive officer.

4.	Recommendations as to the Board. The Committee shall make recommendations regarding the appropriate size of the Board and the effectiveness of the Board in fulfilling its obligations to the Company and its stockholders.

5.	Board Reports. At least annually, the Committee shall report its activities to the Board and in such manner and at such times as the Committee or the Board deems appropriate. This report shall include the Committee’s assessment of the Board’s performance and procedures. To assist the Committee in this assessment, the Board shall periodically conduct a formal Board self evaluation.

6.	Other Delegated Duties or Responsibilities. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

Meetings

The Committee shall meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company’s certificate of incorporation or its by-laws. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time.

The Committee may request any officer or employee of the Company, or any representative of the Company’s advisors, to attend a meeting or to meet with any members or representative of the Committee.

Resources and Authority

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding in such amount as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee shall have the sole authority to engage search firms to assist in the identification of director candidates and the sole authority to set the fees and other retention terms of such search firms. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Annual Review

At least annually, the Committee shall (a) review this Charter with the Board and recommend any changes to the Board and (b) evaluate its performance against the requirements of this Charter and review this evaluation with the Board. The Evaluation shall include the goals and objectives of the Committee for the upcoming year. The Committee shall conduct its review and evaluation in such manner as it deems appropriate.

Consistent with New York Stock Exchange listing requirements, this Charter will be included on the Company’s website and will be made available upon request sent to the Company’s Secretary. The Company’s annual report to stockholders will state that this Charter is available on the Company’s website and will be available upon request sent to the Company’s Secretary.

CHARTER OF THE NOMINATING COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

ICN PHARMACEUTICALS, INC.

(a Delaware corporation)

Purposes

The Nominating Committee of the Board of Directors of ICN Pharmaceuticals (a) identifies individuals qualified to become Board members, (b) recommends candidates to fill Board vacancies and newly-created director positions, and (c) recommends whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms.

Composition

Size.    The size of the Committee shall be determined by the Board, but in no case less than three members, subject to any requirements or limitations in the Company’s certificate of incorporation or by-laws.

Qualifications.    Each Committee member must be a member of the Board of Directors and will be “independent” under the rules of the New York Stock Exchange. Desirable qualifications for Committee members include experience in corporate governance, executive management, personnel or human resources management, and organizational behavior.

Duties and Responsibilities

The Committee has the following duties and responsibilities:

1.	Identify New Director Candidates. The Committee shall identify individuals believed to be qualified to become Board members and recommend candidates to the Board to fill new or vacant positions. In recommending candidates, the Committee shall consider such factors as it deems appropriate consistent with the factors in the Company’s corporate governance guidelines. These factors may include judgment, integrity, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee shall also review the qualifications of, and make recommendations to the Board regarding, director nominations submitted to the Company in accordance with the Company’s by-laws or otherwise.

2.	Evaluate Incumbent Directors. The Committee shall evaluate whether an incumbent director should be nominated for re-election to the Board. The Committee will use the same factors established for new director candidates to make its evaluation and will also take into account the incumbent director’s performance as a Board member.

3.	Board Reports. At least annually, the Committee shall report its activities to the Board and in such manner and at such times as the Committee or the Board deems appropriate.

4.	Other Delegated Duties or Responsibilities. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

Meetings

The Committee shall meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members selected by the Board shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company’s certificate of incorporation or its by-laws. The Committee Chair shall supervise the conduct of the meetings and shall have other responsibilities which the Committee may designate from time to time. The Committee may request any officer or employee of the Company, or any representative of the Company’s advisors, to attend a meeting or to meet with any members or representatives of the Committee.

Resources and Authority

The Committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding in such amount as the Committee deems necessary, to compensate any consultants and any independent advisors retained by the Committee. The Committee shall have the authority after consultation with the Board Chairman and CEO to engage search firms to assist in the identification of director candidates and the authority to set the fees and other retention terms of such search firms. The Committee may also retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Annual Review

At least annually, the Committee shall (a) review this Charter with the Board and recommend any changes to the Board and (b) evaluate its performance against the requirements of this Charter and review this evaluation with the Board. The evaluation shall include the goals and objectives of the Committee for the upcoming year. The Committee shall conduct its review and evaluation in such manner as it deems appropriate.

Consistent with New York Stock Exchange listing requirements, this Charter will be included on the Company’s website and will be made available upon request sent to the Company’s Secretary. This Charter will also be periodically published in the proxy statement relating to the Company’s annual meeting of stockholders.

Annex B

ICN PHARMACEUTICALS, INC.

2003 EQUITY INCENTIVE PLAN

1.    Purpose; Establishment.

The ICN Pharmaceuticals, Inc. 2003 Equity Incentive Plan (the “Plan”) is an amendment and restatement of the ICN Pharmaceuticals, Inc. Amended and Restated 1998 Stock Option Plan (the “1998 Plan”), which was an amendment and restatement of the ICN Pharmaceuticals, Inc. 1994 Stock Option Plan (the “1994 Plan”). The maximum number of shares of Common Stock that was available for issuance under the 1994 Plan was 3,236,000 shares (4,854,000 shares after a 3 for 2 stock split), and the reserve of the 1998 Plan was increased by 3,000,000 shares to an aggregate of 7,854,000 shares. In 2000, the 1998 Plan was amended to increase the reserve by 3,750,000 shares to an aggregate of 11,604,000 shares. This Plan further increases the number of shares available for issuance by 6,500,000 shares to an aggregate of 18,104,000 shares (as set forth in Section 3(a) hereof). As of April 1, 2003, the number of shares issued under the Plan is 2,152,813, the number of shares covered by outstanding options is 5,361,187, and the number of shares reserved for Awards to be granted is 10,590,000.

The Plan is intended to promote the interests of the Company (as defined below) and its stockholders by providing officers and employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; to compensate the Company’s nonemployee directors and provide incentives to such nonemployee directors that are directly linked to increases in stock value; and to reward the performance of individual officers, employees, consultants, service providers and nonemployee directors in fulfilling their personal responsibilities for long-range achievements.

The Plan became effective upon its adoption and approval by the Board of Directors (defined below) on April 21, 2003, subject to its approval by Company stockholders.

2.    Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a)  “Affiliate” means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)  “Agreement” means the written agreement between the Company and a Participant evidencing an Award.

(c)  “Annual Meeting” has the meaning ascribed to such term in Section 12 hereof.

(d)  “Annual Option” has the meaning ascribed to such term in Section 12 hereof.

(e)  “Award” means any Option, Restricted Stock, Stock Appreciation Right, Phantom Stock, Stock Bonus, Dividend Equivalent or Other Award granted pursuant to the terms of the Plan.

(f)  “Board of Directors” means the Board of Directors of the Company.

(g)  “Cause” has the meaning ascribed to such term, if any, in the Agreement.

(h)  A “Change in Control,” with respect to Awards granted on or after the Effective Date, will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:

(i)  the acquisition by any Person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the Company’s then outstanding voting securities (a “25% Beneficial Owner”); provided, however, that for purposes hereof, the following acquisitions will not constitute or give rise to a Change in Control: (A) any acquisition by the Company or any of its subsidiaries; (B) any acquisition directly from the Company or any of its subsidiaries; (C) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the Company; (D) any acquisition by any underwriter temporarily holding securities pursuant to an offering of such securities; (E) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; (F) any acquisition in connection with which, pursuant to Rule 13d-1 promulgated pursuant to the Exchange Act, the Person is permitted to, and actually does, report its beneficial ownership on Schedule 13-G (or any successor Schedule); provided, however, that if any such Person subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor Schedule), then, for purposes of this Section 2(h)(i), such Person will be deemed to have first acquired, on the first date on which such Person becomes required to or does so report, beneficial ownership of all of the voting securities of the Company beneficially owned by it on such date; and (G) any acquisition in connection with a merger or consolidation which, pursuant to Section 2(h)(iii) below, does not constitute a Change in Control; or

(ii)  the following individuals cease for any reason to constitute at least a majority of the number of directors then serving: individuals who, as of January 1, 2003, constitute the Board and any new director (other than a director whose initial assumption of office is by reason of any agreement intended to avoid or settle any election contest or proxy contest or in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by the affirmative vote of at least two-thirds (2/3) of directors then still in office who either were directors on January 1, 2003 or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)  there is consummated a merger or consolidation to which the Company or any direct or indirect subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent thereof) less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(iv)  the stockholders of the Company have approved a complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

(i)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(j)  “Committee” means the Compensation Committee of the Board of Directors or any subcommittee thereof formed to comply with Section 162(m) of the Code and Rule 16b-3 under the Exchange Act.

(k)  “Company” means ICN Pharmaceuticals, Inc., a Delaware corporation, and, where the context requires, each of its Affiliates.

(l)  “Company Stock” means the common stock of the Company, par value $0.01 per share.

(m) “Concurrent Stock Appreciation Right” or “Concurrent Right” means a right granted pursuant to Section 11(b)(ii) hereof.

(n)  “Covered Employee” has the meaning set forth in Section 162(m) of the Code.

(o)  “Disability” means the permanent and total disability of a Participant within the meaning of Section 22(e)(3) of the Code.

(p)  “Dividend Equivalent” means an amount credited pursuant to Section 9(d) hereof, equal to the dividends paid with respect to a specified number of shares of Company Stock.

(q)  “Effective Date” means the date the Plan is approved by Company stockholders.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(s)  The “Fair Market Value” of a share of Company Stock, as of a date of determination, means (1) the closing price per share of Company Stock on the national securities exchange or national market system on which such stock is principally traded on such date or, if such date is not a trading day, on the last preceding date on which there was a sale of such stock on such exchange or (2), if the shares of Company Stock are not then listed on a national securities exchange or national market system or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith.

(t)  “Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is designated by the Committee as an Incentive Stock Option.

(u)  “Independent Stock Appreciation Right” or “Independent Right” means a right granted pursuant to Section 11(b(iii) hereof.

(v)  “Initial Option” has the meaning ascribed to such term in Section 12 hereof.

(w)  “Nonemployee Director” means a member of the Board of Directors who is not an employee of the Company.

(x)  “Nonemployee Director Option” means an Initial Option or an Annual Option, as applicable.

(y)  “Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

(z)  “Option” means an option to purchase shares of Company Stock granted pursuant to Section 7 (and, with respect to a Nonemployee Director, pursuant to Section 12 hereof).

(aa)  “Other Award” means an award granted pursuant to Section 11(a) hereof.

(bb)  “Participant” means an officer, employee, Nonemployee Director, service provider or consultant of the Company to whom an Award is granted pursuant to the Plan, or upon the death of the officer, employee, Nonemployee Director, service provider or consultant, his or her successors, heirs, executors and administrators, as the case may be.

(cc)  “Person” has the meaning ascribed to such term in Section 13(c) or 14(d) of the Exchange Act.

(dd)  “Phantom Stock” means the right, granted pursuant to Section 9, to receive shares of Company Stock.

(ee)  “Restricted Stock” means a share of Company Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to the restrictions set forth in Section 8(d).

(ff)  “Rule 16b-3” means the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(gg)  “Securities Act” means the Securities Act of 1933, as amended from time to time.

(hh)  “Stock Appreciation Right” means any of the various types of rights that may be granted pursuant to Section 11(b) hereof.

(ii)  “Stock Bonus” means a bonus payable in shares of Company Stock granted pursuant to Section 10.

(jj)  “Subsidiary” means a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(kk)  “Tandem Stock Appreciation Right” or “Tandem Right” means a right granted pursuant to Section 11(b)(i) hereof.

(ll)  “Vesting Date” means the date established by the Committee on which a share of Restricted Stock or Phantom Stock vests.

3.    Stock Subject to the Plan

(a)  Shares Available for Awards.    The maximum number of shares of Company Stock reserved for issuance under the Plan will be 18,104,000 shares (subject to adjustment as provided in Section 3(b) hereof). Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. No more than 5,295,000 of such shares (subject to adjustment as provided in Section 3(b) hereof) of Company Stock may be awarded under the Plan as Options with an exercise price per share that is less than 100% of the Fair Market Value per share on the date of grant. No more than 500,000 shares (subject to adjustment as provided in Section 3(b) hereof) of Company Stock may be awarded under the Plan in the aggregate in respect of Awards of Restricted Stock or Phantom Stock for which a Participant pays less than Fair Market Value per share on the date of grant. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan will bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)  Adjustment for Change in Capitalization.    In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, if the Committee determines that it is appropriate to do so, (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any fiscal year of the Company will be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants without change in the aggregate purchase price; provided that, with respect to Incentive Stock Options, such adjustment will be made in accordance with Section 424 of the Code.

(c)  Reuse of Shares.    If any shares of Company Stock subject to an Award are forfeited, cancelled, exchanged, surrendered, or terminated or if an Award otherwise is surrendered, reacquired by the Company, terminates or expires without an issuance of shares, the shares subject to such Award will, to the extent of any such forfeiture, cancellation, exchange, surrender, reacquisition, termination or expiration, again be available for Awards under the Plan; provided, however, that subject to the adjustment in Section 3(b) hereof, the aggregate maximum number of shares of Company Stock that may be issued as Incentive Stock Options will be 18,104,000 shares. If shares of Company Stock are not issued to a Participant because such shares otherwise issuable upon the exercise of an Option instead are used to satisfy an applicable tax withholding requirement or other obligation to the Company in connection with the exercise of an Option, then such shares will be deemed not to have been issued to the Participant and will again be available for Awards under the Plan. In addition, if the exercise price of any Option is satisfied by a Participant’s tender of shares of Company Stock to the Company (by actual delivery or attestation), only the number of shares of Company Stock issued net of any shares so tendered will be deemed issued to the Participant.

4.    Administration of the Plan.

The Plan will be administered by the Committee. The Committee will have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards are granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to the extent not inconsistent with Section 162(m) of the Code, if applicable, to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, reacquired, terminated or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend, and rescind rules and regulations relating to the Plan, including without limitation, rules and regulations relating to leaves of absence and changes from an employee to a service provider or consultant and vice versa; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall not have the right to amend an outstanding Award to reduce its exercise price or to cancel an outstanding Award and grant an Award with a lower exercise price in exchange therefore, without first obtaining shareholder approval for such action.

Subject to Section 19 hereof, the Committee may, in its sole and absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option and (b) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock, Stock Appreciation Right or Other Award or otherwise adjust any of the terms applicable to any such Award.

5.    Eligibility.

(a)  Eligibility for Specific Awards.    Subject to Section 7(d)(i) hereof, the persons who will be eligible to receive Awards pursuant to the Plan will be such officers and employees of the Company (whether or not they are directors of the Company), Nonemployee Directors, and nonemployee service providers and consultants, in each case as the Committee may select from time to time. For purposes of the foregoing sentence, employees will include prospective employees to whom Awards are granted in connection with an offer of future employment with the Company (and any such prospective employee who thereafter enters into employment with the Company will be treated as a Participant hereunder). The grant of an Award hereunder in any year to any officer, employee, service provider, Nonemployee Director, or consultant will not entitle such person to a grant of a further Award in the current year or of an Award in any future year, except as contemplated by Section 12 hereof.

(b)  Section 162(m) Limitation on Annual Grants.    Subject to adjustment as provided in Section 3(b) hereof, no employee will be eligible to be granted during any calendar year (i) Options or Stock Appreciation Rights covering more than 1,000,000 shares of Company Stock, or (ii) Restricted Stock Awards covering more than 100,000 shares of Company Stock.

6.    Awards Under the Plan; Agreement.

The Committee may grant Options, shares of Restricted Stock, Stock Appreciation Rights, shares of Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee determines, subject to the provisions of the Plan. Non-discretionary Nonqualified Stock Options and Restricted Stock may be granted to Nonemployee Directors in accordance with Section 12 hereof.

Each Award granted under the Plan (except an unconditional Stock Bonus) will be evidenced by an Agreement which will contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the award will be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.    Options.

(a)  Identification of Options.    Each Option will be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.

(b)  Exercise Price.    Each Agreement with respect to an Option will set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. The option exercise price per share will be determined by the Committee; provided, however, that notwithstanding anything to the contrary herein, except as otherwise prohibited by applicable law, in the case of a Nonqualified Stock Option, the exercise per share will be not less than 85% of the Fair Market Value per share on the date of grant.

(c)  Term and Exercise of Options.

(i)  Options will become exercisable over the exercise period determined by the Committee. The Committee will determine the expiration date of each Option; provided, however, that no Option will be exercisable more than 10 years after the date of grant.

(ii)  If any Option is exercisable in the amount of 100 or more full shares of Company Stock, the Company will not be obligated to permit the partial exercise of such exercisable Option for less than 100 full shares.

(iii)  An Option will be exercised by delivering notice as specified in the Agreement on the form of notice provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option will be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (B) in shares of Company Stock owned by the Participant for at least six months (or such longer or shorter period of time as may be required to avoid a charge to earnings for financial reporting purposes in accordance with U.S. GAAP) prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods as the Committee may from time to time authorize. In the case of a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any payment in shares of Company Stock will be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, or by attestation of the ownership of such shares, together with any other documents and evidences as the Secretary of the Company will require.

(iv)  Subject to an agreement between a Participant and the Company to the contrary, certificates for shares of Company Stock purchased upon the exercise of an Option will be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(d)  Limitations on Incentive Stock Options.

(i)  Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to employees of the Company.

(ii)  The exercise price per share of Company Stock deliverable upon the exercise of an Incentive Stock Option will be not less than the Fair Market Value of a share of Company Stock on the date of grant.

(iii)  To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary exceeds $100,000, such Options will be treated as Nonqualified Stock Options. Such Fair Market Value will be determined as of the date on which each such Incentive Stock Option is granted.

(iv)  No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of 5 years from the date such Incentive Stock Option is granted.

(e)  Effect of Termination of Employment.

(i)  In the event that the employment of a Participant with the Company terminates for any reason other than (i) Cause, (ii) death, or (iii) Disability, the Options granted to such Participant, to the extent that they are exercisable at the time of such termination, will remain exercisable for such period as may be provided in the Agreement (or for such other period as may be provided in any applicable employment, consulting, or similar agreement), but in no event following the expiration of its term. The treatment of any Option that is unexercisable as of the date of termination will be as set forth in the Agreement.

(ii)  In the event that the employment of a Participant with the Company terminates on account of the death or Disability of the Participant, Options granted to such Participant that are outstanding and exercisable as of the date of death or Disability will remain exercisable, as the case may be, by the Participant or the Participant’s legal representatives, heirs or legatees for such period as may be provided in the Agreement (or for such other period as may be provided in any applicable employment, consulting, or similar agreement), but in no event following the expiration of such Options’ terms. The treatment of any Option that is unexercisable as of the date of termination will be as set forth in the Agreement.

(iii)  In the event of the termination of a Participant’s employment for Cause, all outstanding Options granted to such Participant will expire at the commencement of business on the date of such termination.

(iv)  The Committee in its sole and absolute discretion may vary any of the provisions of this Section 7(e).

(f)  Acceleration of Exercise Date Upon Change in Control.

(i)  With respect to Options granted on or after the Effective Date, and notwithstanding anything more restrictive contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control will become immediately and fully exercisable, and (ii) upon termination of a Participant’s employment following a Change in Control, Options held by the Participant will remain exercisable until one year after termination, but in no event beyond the stated term of the Option.

(ii)  With respect to Options granted prior to the Effective Date, the definition of “Change in Control” and the consequences of a Change in Control for such Options are set forth in Appendix A to this Plan.

8.    Restricted Stock.

(a)  Price.    At the time of the grant of shares of Restricted Stock, the Committee will determine the price, which, to the extent required by law, will not be less than the par value of a share of Company Stock, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)  Vesting Date.    At the time of the grant of shares of Restricted Stock, the Committee will establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share will vest and the restrictions of Section 8(d) will lapse.

(c)  Conditions to Vesting.    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

(d)  Restrictions on Transfer Prior to Vesting.    Unless the Committee determines otherwise, prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, will be permitted. Unless the Committee determines otherwise, immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, will be forfeited by the Participant.

(e)  Dividends on Restricted Stock.    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f)  Issuance of Certificates.

(i)  Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company will cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate will bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the ICN Pharmaceuticals, Inc. 2003 Equity Incentive Plan and an Agreement entered into between the registered owner of such shares and the Company. A copy of the Plan and Agreement is on file in the office of the Secretary of the Company, 3300 Hyland Avenue, Costa Mesa, California 92626.

Such legend will not be removed until such shares vest pursuant to the terms hereof.

(ii)  Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, will be held by the Company unless the Committee determines otherwise.

(g)  Consequences of Vesting.    Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) will lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

(h)  Effect of Termination of Employment.

(i)  Except as otherwise provided in the applicable Agreement, upon the termination of a Participant’s employment for any reason other than Cause, any and all shares to which restrictions on transferability then apply will be immediately forfeited by the Participant and transferred to, and reacquired by, the Company, except to the extent otherwise provided in any applicable employment, consulting, or similar contract. In the event of a forfeiture of shares pursuant to this Section 8(h), the Company will repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares, without interest. In the event that the Company requires a return of shares, it will also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(ii)  In the event of the termination of a Participant’s employment for Cause, all shares of Restricted Stock granted to such Participant to which restrictions on transferability applied as of the date of such termination will immediately be forfeited and returned to the Company, together with any dividends paid on such shares, in return for which the Company will repay to the Participant any amount paid by the Participant for such shares, without interest.

(i)  Effect of Change in Control.    Upon the occurrence of a Change in Control, shares of Restricted Stock which have not theretofore vested will become immediately and fully vested, and all restrictions on such shares will immediately and fully lapse.

(j)  Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Covered Employees may be based on the attainment by the Company or any Company division or business unit of performance goals pre-established by the Committee, based on one or more of the following criteria (as determined in accordance with generally accepted accounting principles): (1) return on total stockholder equity; (2) earnings per share of Company Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) budget comparisons; (10) implementation or completion of critical projects or processes; (11) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions; (12) the attainment of a specified market price of Company Stock or stock of a Subsidiary; (13) economic value; (14) economic profit; and (15) any combination of, or a specified increase in, any of the foregoing. The performance goals may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other entities. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Performance goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned. Shares of Restricted Stock subject to the attainment of performance measures will be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

9.    Phantom Stock.

(a)  Vesting Date.    At the time of the grant of shares of Phantom Stock, the Committee will establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share will vest.

(b)  Benefit Upon Vesting.    Upon the vesting of a share of Phantom Stock, the Participant will be entitled to receive, within 30 days of the date on which such share vests, a number of shares of Company Stock equal to the number of shares of Phantom Stock.

(c)  Conditions to Vesting.    At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, to be contained in the Agreement.

(d)  Dividend Equivalents.    Dividend Equivalents will be credited in respect of shares of Phantom Stock. Such Dividend Equivalents will be converted into additional shares of Phantom Stock by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Company Stock equal to the number of shares of Phantom Stock then credited by (2) the Fair Market Value per share of Company Stock on the payment date for such dividend. The additional shares of Phantom Stock credited by reason of such Dividend Equivalents will be subject to all the terms and conditions of the underlying Award of Phantom Stock to which they relate.

(e)  Effect of Termination of Employment.    Except as otherwise provided in the applicable Agreement, shares of Phantom Stock that have not vested will be forfeited upon the Participant’s termination of employment for any reason.

(f)  Effect of Change in Control.    Upon the occurrence of a Change in Control, outstanding shares of Phantom Stock which have not theretofore vested will become immediately and fully vested, and payment in respect of such vested shares will be made in accordance with the terms of this Plan.

(g)  Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 to Covered Employees may be based on the attainment by the Company of one or more of the performance criteria set forth in Section 8(j) hereof. No payment in respect of any such Phantom Stock award will be paid to a Covered Employee until the attainment of the respective performance measures have been certified by the Committee.

10.    Stock Bonuses.

In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus will be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

11.    Other Awards.

(a)  Other forms of Awards (“Other Awards”) valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee will have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Company Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other conditions of such Other Awards, including whether the vesting of such Other Awards may be based on the attainment of one or more of the performance criteria set forth in Section 8(j) hereof.

(b)  Other Awards in the form of Stock Appreciation Rights may be granted under the Plan in accordance with the provisions of Section 11(a) and this Section 11(b). To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Agreement evidencing such right. Except as provided in Section 5(b), no limitation will exist on the aggregate amount of payments in cash or Company Stock that the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right. Three types of Stock Appreciation Rights are authorized for issuance under the Plan, as follows.

(i)  Tandem Stock Appreciation Rights will be granted appurtenant to an Option and will, except as specifically set forth in this Section 11(b), be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the Participant to elect between the exercise of the underlying Option for shares of Company Stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercise of a Tandem Right will be in cash (or, if so provided in the Agreement, in an equivalent number of shares of Company Stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of Company Stock covered by that portion of the surrendered Option in which the Participant is vested over (B) the aggregate exercise price payable for such vested shares.

(ii)  Concurrent Stock Appreciation Rights will be granted appurtenant to an Option, may apply to all or any portion of the shares of stock subject to the underlying Option and will, except as specifically set forth in this Section 11(b), be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right will be exercised automatically at the same time as the underlying Option is exercised with respect to the particular shares of Company Stock to which the Concurrent Right pertains. The appreciation distribution payable on the exercise of a Concurrent Right will be in cash (or, if so provided in the Agreement, in an equivalent number of shares of Company Stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion, as determined by the Committee at the time of the grant, of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of Company Stock purchased under the underlying Option that have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(iii)  Independent Stock Appreciation Rights will be granted independently of any Option and will, except as specifically set forth in this Section 11(b), be subject to the same terms and conditions applicable to Nonqualified Stock Options as set forth in Section 7. They will be denominated in share equivalents. The appreciation distribution payable on the exercise of an Independent Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the Participant is vested under such Independent Right, and with respect to which the Participant is exercising the Independent Right on such date, over (B) an amount that will be determined by the Committee at the time of grant of the Independent Right and that will be no less than 85% of the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Stock. The appreciation distribution payable on the exercised Independent Right will be in cash or, if so provided in the Agreement, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

12.    Nonemployee Director Formula Stock Options.

The provisions of this Section 12 will apply to non-discretionary grants of Nonqualified Stock Options to Nonemployee Directors.

(a)  Initial Option.    Each person who first becomes a Nonemployee Director on or after the Effective Date will be granted on the date such person first becomes a Nonemployee Director a Nonqualified Stock Option to purchase 25,000 shares (subject to adjustment as provided in Section 3(b) hereof) of Company Stock, or such lesser number as determined by the Board (an “Initial Option”), provided, however, that such Initial Option shall be pro rated to reflect the number of full months remaining in the then current fiscal year of the Company as of the date of grant; provided, further, that an Initial Option will not be granted to a director who previously did not qualify as a Nonemployee Director but subsequently becomes a Nonemployee Director solely as a result of the termination of his or her status as an employee of the Company.

(b)  Annual Option.    Each Nonemployee Director (including any director who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) will be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”) immediately following which such person remains a Nonemployee Director, a Nonqualified Stock Option to purchase 25,000 shares (subject to adjustment as provided in Section 3(b) hereof) of Company Stock, or such lesser number as determined by the Board (an “Annual Option”); provided, however, that a Nonemployee Director granted an Initial Option on the date of an Annual Meeting will not be granted an Annual Option pursuant to this Section 12 with respect to the same Annual Meeting.

(c)  Exercise Price.    The option exercise price per share of Company Stock subject to a Nonemployee Director Option will be the Fair Market Value of a share of Company Stock on the date the Nonemployee Director Option is granted.

(d)  Term and Exercise of Nonemployee Director Options.

(i)  Each Nonemployee Director Option will terminate and cease to be exercisable on the date ten years after the date of grant of the Nonemployee Director Option unless earlier terminated pursuant to the terms of the Agreement. Except as otherwise provided in the Agreement, each Initial Option and each Annual Option will become vested and exercisable with respect to 25% of the shares of Company Stock to which it relates on each of the first four anniversaries of the date of grant (each such date, an “Applicable Vesting Date”), provided that the Nonemployee Director’s service has not terminated prior to such date.

(ii)  An Annual Option or Initial Option may be exercised by any of the means available under the Plan for the exercise of Options.

(e)  Effect of Termination of Service.

(i)  Subject to earlier termination of the Nonemployee Director Option as otherwise provided herein, a Nonemployee Director Option will be exercisable after the Nonemployee Director’s termination of service as follows.

(ii)  If the Nonemployee Director’s service with the Company is terminated because of the Disability of the Nonemployee Director, the Nonemployee Director Option, to the extent exercisable on the date on which the Nonemployee Director’s service terminated, may be exercised by the Nonemployee Director (or the Nonemployee Director’s guardian or legal representative) at any time prior to the expiration of twelve months after the date on which the Nonemployee Director’s service terminated, but in any event no later than the expiration of its term. The treatment of any Nonemployee Director Option that is not exercisable as of the date of termination will be as set forth in the Agreement.

(iii)  If the Nonemployee Director’s service with the Company is terminated because of the death of the Nonemployee Director, the Nonemployee Director Option, to the extent exercisable on the date on which the Nonemployee Director’s service terminated, may be exercised by the Nonemployee Director’s legal representative or other person who acquired the right to exercise the Nonemployee Director Option by reason of the Nonemployee Director’s death at any time prior to the expiration of twelve months after the date on which the Nonemployee Director’s service terminated, but in any event no later than the expiration of its term. The Nonemployee Director’s service will be deemed to have terminated on account of death if the Nonemployee Director dies within three months after his or her termination of service. The treatment of any Nonemployee Director Option that is not exercisable as of the date of termination will be as set forth in the Agreement.

(iv)  If the Nonemployee Director’s service with the Company terminates for any reason, except Disability, death or Cause, the Nonemployee Director Option, to the extent exercisable by the Nonemployee Director on the date on which the Nonemployee Director’s service terminated, may be exercised by the Nonemployee Director within six months after the date on which the Nonemployee Director’s service terminated, but in any event no later than the expiration date of its term. The treatment of any Nonemployee Director Option that is not exercisable as of the date of termination will be as set forth in the Agreement.

(v)  In the event of a termination of a Nonemployee Director’s service for Cause, as defined in the Agreement, all outstanding Nonemployee Director Options granted to the Nonemployee Director will expire at the commencement of business on the date of such termination.

(f)  Restricted Stock or Phantom Stock.    In lieu of granting a Nonemployee Director an Initial Option or Annual Option in whole or part, the Committee may grant the Nonemployee Director a number of shares of Restricted Stock or Phantom Stock that has an economic value equal to the value of an option covering the number of shares of Company Stock that otherwise would be granted to the Nonemployee Director as an Initial Option or Annual Option, which economic value will be determined by the Board of Directors after consultation with legal counsel and nationally recognized compensation consultants. Such grants of Restricted Stock Awards will be at a purchase price per share that will not exceed the par value of a share of Company Stock, will vest in accordance with Section 12(d)(i) hereof, and will be subject to such other terms and conditions as determined by the Committee at the time of grant.

13.    Rights as a Stockholder.

No person will have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(b), no adjustment to any Award will be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.    No Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement will confer upon any Participant any right with respect to the continuation of employment by or performance of services for the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

No person will have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a participant at any time will neither require the Committee to grant any other Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

15.    Securities Matters.

The Company will be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company will not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

The transfer of any shares of Company Stock hereunder will be effective only at such time as counsel to the Company has determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee will inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.    Withholding Taxes.

(a)  Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company will have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto, or a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares will be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts will be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

(b)  The Committee will have the authority, at the time of grant of an Award or at any time thereafter, to award tax bonuses to designated Participants, to be paid upon the exercise or vesting of Awards granted hereunder. The Committee will have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

17.    Notification of Election Under Section 83(b) of the Code.

If any Participant, in connection with the acquisition of shares of Company Stock under the Plan, makes the election permitted under Section 83(b) of the Code, such Participant will notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

18.    Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Agreement with respect to an Incentive Stock Option will require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

19.    Amendment or Termination of the Plan.

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval will be required if and to the extent necessary to satisfy Sections 162(m) or 422 of the Code, other applicable law, or applicable stock exchange requirements. Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant will be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein will restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

20.    Transfers Upon Death; Nonassignability.

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Committee will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

During the lifetime of a Participant, the Committee may, in its sole and absolute discretion, permit the transfer of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it will retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the

Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family (including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners) or to other persons or entities approved by the Committee; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

21.    Expenses and Receipts.

The expenses of the Plan will be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

22.    Failure to Comply.

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within sixty (60) days after notice of such failure by the Committee, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.    Effective Date and Term of Plan.

The Plan will be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards will be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

24.    Applicable Law.

The Plan will be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

25.    Participant Rights.

No Participant will have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award (including a transferee of a Nonemployee Director) will have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Company Stock certificate to him or her for such shares.

26.    No Fractional Shares.

No fractional shares of Company Stock will be issued or delivered pursuant to the Plan. The Committee will determine whether cash, other Awards, or other property will be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto will be forfeited or otherwise eliminated.

27.    Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate will be deemed to be the grantee’s beneficiary.

28.    Interpretation.

The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof will be construed in a manner to so comply.

29.    Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan will not be affected but will be applied as if the invalid or unenforceable provision had not been included in the Plan.

Appendix A

1.     Acceleration of Exercise Date upon a Change in Control.

(a)  Pursuant to Section 7(f)(ii) of the Plan, with respect to Options granted prior to the Effective Date, and notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, (ii) upon termination of a Participant’s employment following a Change in Control, Options held by the Participant shall remain exercisable until the later of (x) one year after termination and (y) sixty (60) days following the expiration of the pooling period (in the event the Change in Control constitutes a Pooling Transaction), but in no event beyond the stated term of the Option, and (iii) a Participant will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Participant will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x)(A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the shares of Company Stock subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value (as defined in Section 1(c) below) of the shares of Company Stock subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the shares of Company Stock subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such shares of Company Stock under the Option or portion thereof surrendered. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, shares or securities of a successor or acquiror of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

(b)  For purposes of this Appendix A only, a “Change in Control” shall mean the occurrence of:

(i)  The “acquisition” by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any securities of the Company which generally entitles the holder thereof the vote for the election of directors of the Company (the “Voting Securities”) which, when added to the Voting Securities then “Beneficially Owned” by such person, would result in such Person “Beneficially Owning” forty percent (40%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that for purposes of this Section 1(b)(i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (a) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (b) acquires the Voting Securities directly from the Company; (c) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (d) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a “Controlled Entity”) or (e) acquires Voting Securities in connection with a “Non-Control Transaction” (as defined in Section 1(b)(iii)(3) below); or

(ii)  The individuals who, as of January 29, 1998, are members of the Board of Directors (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company’s stockholders was approved by a vote of at least two-thirds of the Incumbent

Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)  A merger, consolidation or reorganization involving the Company (a “Business Combination”), unless

(1)  the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

(2)  the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

(3)  no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial ownership of forty percent (40%) or more of the then outstanding Voting Securities) has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities (a transaction described in this Section 1(b)(iii)(3) shall be referred to as a “Non-Control Transaction”);

(iv)  A complete liquidation or dissolution of the Company; or

(v)  The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

Notwithstanding the foregoing, (x) a change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities are Beneficially Owned by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (B) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; and (y) if an Eligible Employee’s (as defined in the Company’s Amended and Restated 1998 Stock Option Plan) employment is terminated and the Eligible Employee (as defined in the Company’s Amended and Restated 1998 Stock Option Plan) reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to the Eligible Employee (as defined in the Company’s Amended and Restated 1998 Stock Option Plan) shall mean the date immediately prior to the date of such termination of employment.

(c)  For purposes of this Appendix A only, “Adjusted Fair Market Value” means, in the event of a Change in Control, the greater of (i) the highest price per share of Company Stock paid to holders of the shares of Company Stock in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a share of Company Stock during the ninety (90) day period ending on the date of a Change in Control.

(d)  For purposes of this Appendix A only, “Pooling Transaction” means an acquisition of or by the Company in a transaction which is intended to be treated as a “pooling of interests” under generally accepted accounting principles.1

(1)	As a result of a change in generally accepted accounting principles, only a transaction that commenced before June 30, 2001 is eligible to be considered a Pooling Transaction.

Annex C

ICN PHARMACEUTICALS, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS APRIL 21, 2003

APPROVED BY STOCKHOLDERS                         , 2003

1.    Purpose.

The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of the Common Stock of the Company.

The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

The Company intends that the Purchase Rights be considered options issued under an Employee Stock Purchase Plan.

2.    Definitions.

(a)  “Board” means the Board of Directors of the Company.

(b)  “Code” means the Internal Revenue Code of 1986, as amended.

(c)  “Committee” means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

(d)  “Common Stock” means the common stock of the Company.

(e)  “Company” means ICN Pharmaceuticals, Inc., a Delaware corporation.

(f)  “Contributions” means the payroll deductions, and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount through payroll deductions withheld during the Offering.

(g)  “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)  a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

(ii)  a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(h)  “Director” means a member of the Board.

(i)  “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(j)  “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. Neither service as a Director nor payment of a director’s fee shall be sufficient to make an individual an Employee of the Company or a Related Corporation.

(k)  “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the security, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on such determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(n)  “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

(o)  “Offering Date” means a date selected by the Board for an Offering to commence.

(p)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)  “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

(r)  “Plan” means this ICN Pharmaceuticals, Inc. 2003 Employee Stock Purchase Plan.

(s)  “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(t)  “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(u)  “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(v)  “Related Corporation” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(w)  “Securities Act” means the Securities Act of 1933, as amended.

(x)  “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

3.    Administration.

(a)  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)  The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)  To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii)  To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan.

(iii)  To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)  To amend the Plan as provided in Section 15.

(v)  Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(c)  The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

4.    Shares of Common Stock Subject to the Plan.

Subject to the provisions of Section 14 relating to adjustments upon changes in securities, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate seven million (7,000,000) shares of Common Stock, plus an annual increase to be added on the first day of the fiscal year of the Company for a period of ten (10) years, commencing on the first day of the fiscal year that begins on January 1, 2005 and ending on (and including) the first day of the fiscal year that begins on January 1, 2015 (each such day, a “Calculation Date”), equal to the lesser of (i) one and one-half percent (1.5%) of the shares of Common Stock outstanding on each such Calculation Date (rounded down to the nearest whole share); or (ii) one million five hundred thousand (1,500,000) shares of Common Stock. Notwithstanding the foregoing, the Board may act, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of shares of Common Stock as the Board shall determine, which number shall be less than each of (i) and (ii). If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.

5.    Grant of Purchase Rights; Offering.

(a)  The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

(b)  If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.

6.    Eligibility.

(a)  Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 3(b), to Employees of a Related Corporation. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year.

(b)  The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)  the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)  the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii)  the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

(c)  No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

(d)  As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)  Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.    Purchase Rights; Purchase Price.

(a)  On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding twenty-five percent (25%), of such Employee’s Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

(b)  The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(c)  In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(d)  The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:

(i)  an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii)  an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8.    Participation; Withdrawal; Termination.

(a)  A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s Earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions.

(b)  During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

(c)  Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

(d)  Purchase Rights shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant’s lifetime, shall be exercisable only by such Participant.

(e)  Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

9.    Exercise.

(a)  On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.

(b)  If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering.

(c)  No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants.

10.    Covenants of the Company.

The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11.    Use of Proceeds from Shares of Common Stock.

Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

12.    Rights as a Stockholder.

A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

13.    Designation of Beneficiary.

(a)  A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

(b)  The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.    Adjustments upon Changes in Securities; Corporate Transactions.

(a)  If any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b)  In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not continue or assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock within five (5) business days prior to the Corporate Transaction under the ongoing Offering, and the Participants’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15.    Amendment of the Plan.

(a)  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Related Corporation, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations.

(b)  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights into compliance therewith.

(c)  The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except: (i) with the consent of the person to whom such Purchase Rights were granted, or (ii) as necessary to comply with any laws or governmental regulations (including, without limitation, the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans).

16.    Termination or Suspension of the Plan.

(a)  The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)  Any benefits, privileges, entitlements and obligations under any Purchase Rights while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights comply with the requirements of Section 423 of the Code.

17.    Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.    Miscellaneous Provisions.

(a)  The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(b)  The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

Proxy Card

ICN PHARMACEUTICALS, INC.

3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ICN PHARMACEUTICALS, INC.

The undersigned hereby appoints Robert W. O’Leary and Gregory Keever as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of ICN Pharmaceuticals, Inc. (the “Company”) held of record by the undersigned on April 21, 2003 at the Annual Meeting of Stockholders to be held at 10:00 a.m. P.D.T. on May 22, 2003 or any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instructions are indicated herein, this proxy will be treated as a grant of authority to vote “FOR” the nominees to the Board of Directors listed on the reverse side of this proxy card, “FOR” the ratification of PricewaterhouseCoopers LLP as independent auditors for the Company, “FOR” approval of the Company’s 2003 Equity Incentive Plan, “FOR” approval of the Company’s 2003 Employee Stock Purchase Plan, and, with discretion, upon such other matters as may properly come before such meeting.

This proxy revokes all prior proxies given by the undersigned with respect to matters covered by this proxy and the voting of shares of common stock at the 2003 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITS NOMINEES TO THE

BOARD OF DIRECTORS, AND “FOR” PROPOSALS 2, 3 AND 4.

(Continued, and to be signed, on the reverse side.)

Proxy Card

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITS NOMINEES TO THE BOARD OF DIRECTORS, AND “FOR” PROPOSALS 2, 3 AND 4.

The Board of Directors of the Company recommends a vote “FOR” the nominees listed below.

1.	Election of three persons to the Board of Directors of the Company

Nominees: Robert A. Ingram, Lawrence N. Kugelman, and Theodore Melas-Kryiazi

FOR ALL NOMINEES LISTED	WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED
☐	☐

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the following space.

The Board of Directors of the Company recommends a vote “FOR” Proposal 2.

2.	Ratification of PricewaterhouseCoopers LLP as independent auditors for the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The Board of Directors of the Company recommends a vote “FOR” Proposal 3.

3.	Approval of the Company’s 2003 Equity Incentive Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

The Board of Directors of the Company recommends a vote “FOR” Proposal 4.

4.	Approval of the Company’s 2003 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

The undersigned acknowledges receipt of the copy of the Notice of Annual Meeting and Proxy Statement (with enclosures and attachments) of the Company relating to the 2003 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU SIGN, DATE AND MAIL THIS PROXY CARD TODAY.

SIGNATURE(S):                                                                                                             DATE:                                  , 2003

SIGNATURE(S):                                                                                                             DATE:                                  , 2003

Please date this Proxy and sign exactly as your name appears herein. When there is more than one owner, all must sign, when signing as an attorney, executor, administrator, trustee, guardian, corporate officer or partner, sign full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.